UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03343

Sit Large Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 334-5888

Date of fiscal year end:      June 30, 2007

Date of reporting period:   December 31, 2006

Item 1:   Reports to Stockholders.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03342

Sit Mid Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 334-5888

Date of fiscal year end:      June 30, 2007

Date of reporting period:   December 31, 2006

Item 1:   Reports to Stockholders.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06373

Sit Mutual Funds, Inc.

(Exact name of registrant as specified in charter)

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 334-5888

Date of fiscal year end:      June 30, 2007

Date of reporting period:   December 31, 2006

Item 1:   Reports to Stockholders.

Sit Mutual Funds

Stock Funds
Semi - Annual Report

Six Months Ended December 31, 2006

A FAMILY OF NO-LOAD FUNDS

Balanced Fund

Dividend Growth Fund

Large Cap Growth Fund

Mid Cap Growth Fund

International Growth Fund

Small Cap Growth Fund

Science and Technology Growth Fund

Developing Markets Growth Fund

Sit Mutual Funds
STOCK FUNDS SEMI-ANNUAL REPORT
TABLE OF CONTENTS

Sit Mutual Funds
Six Months Ended December 31, 2006
Chairman’s Letter

Dear Fellow Shareholders:

          Despite a shaky beginning, 2006 turned out to be a strong year for global equity markets. The surge in U.S. stock prices during the second half of the year was propelled by impressive corporate earnings, low interest rates and ample financial liquidity. Importantly, we believe fundamentals support higher equity prices in the year ahead.

Economic Overview
          Despite a substantial correction in the U.S. housing sector and a related slowdown in consumer spending, the domestic economy turned in respectable performance in 2006. To be sure, Gross Domestic Product (GDP) growth decelerated in the second half of the year, and we project this moderation in activity to persist in 2007. Clearly, the ongoing housing correction poses risks to the economy in the year ahead. Recent economic activity, however, has been encouraging, and we believe that the odds favor a “soft landing,” similar to the experience of 1995-1996. Consumer spending continues to be buoyed by a healthy job market, recently highlighted by a surprisingly strong employment report for the month of December. Furthermore, business capital spending trends also remain strong, and relatively high capacity utilization rates point to continued growth in 2007. And finally, given the strength in many economic regions outside the U.S, a weaker U.S. dollar should result in a higher level of export activity. With these factors in mind, our projections call for U.S. GDP growth of +2.8% in 2007 versus +3.3% in 2006.
          Inflation trends are likely to improve over the next several months, with the recent sharp drop in energy costs creating easy year-over-year comparisons. Lower energy prices, combined with a moderating U.S. economy, are key factors behind our projected +2.2% gain in the consumer price index (CPI) in 2007, roughly a full percentage point lower than in 2006. The prospect of lower inflation was a key factor behind the pause in interest rate increases by the Federal Reserve, since its June 28 - 29 FOMC meeting. The Fed had increased rates seventeen times in prior meetings. We believe that the combination of moderating economic growth and subdued inflation trends may lead to a reduction in federal funds rate, perhaps during the second half of 2007.
          In terms of fiscal policy, as a result of the political changes brought on by the November elections, it will clearly be an active time in Washington D.C. The Democrats’ new influence was seen on January 5th, as the House passed a “pay-as-you-go” budget mechanism, which requires new spending or tax cuts to be offset by increased revenue or other spending cuts. Another agenda item that is likely to pass based on public support, is an increase in the minimum wage by approximately 40% over the next two years. Health care is a much broader issue to be addressed, with provisions that may give government the power to negotiate Medicare drug prices. Democrats will also look to reduce oil industry subsidies as a funding source for conservation and alternative energy initiatives. While many of these issues are highly contentious and may well result in gridlock, we are carefully monitoring developments and the potential impact on specific sectors and companies.

Equity Strategy Summary
          After struggling in the mid-year, stocks surged ahead during the second half of 2006, and the S&P 500 Index rose to a six-year high and the Dow Jones Industrial Average set a new record. Key factors contributing to the enthusiasm for stocks include a sharp decline in energy prices, a pause in the Federal Reserve’s string of interest rate increases, and continued strength in corporate profits.
          We believe that several factors support another good year for stocks in the year ahead. First, we project solid corporate earnings growth of +5% to 10% in 2007, which is a deceleration from last year but still strong enough to support stock prices. Second, stocks remain attractively valued, and we see potential for stable or even modestly higher market price-earnings (P/E) ratios. This is because a slower economy, including the possibility of a Federal

Reserve rate reduction, should lead to stable (or modestly lower) interest rates which, in turn, historically has led investors to assign higher valuations to stocks. Third, ample financial liquidity will continue to support stock prices. Cash on corporate balance sheets is at or near an all-time record, private equity funds have raised massive pools of capital, and debt costs remain very low. All of this should lead to another booming year for mergers and acquisitions in 2007, although stresses from this flurry of activity are likely to emerge at some point.
          Although the gains in equities were broad-based in 2006, both small cap and value indices, in particular, posted another year of exceptional returns. Looking ahead, however, we believe a strong case can be made for a change in market leadership, including a sustained period of growth stock outperformance. There are two key reasons for this view. First, based on Frank Russell Company indices, valuations for growth stocks relative to value issues are well below historical norms across each capitalization style. Second, the growth style has historically performed well in slower growth economic environments, as many growth companies are less reliant on the overall economy to sustain profit growth. Consistent with this view, the Sit domestic equity funds remain overweighted in sectors expected to post above-average earnings growth over the near-to intermediate-term, including technology and health care-related industries. In addition, based on our expectation for faster economic growth outside the U.S., we are also emphasizing companies with strong operations in overseas markets. Although we continue to believe in the long-term attractiveness of the energy sector, we have trimmed our longstanding overweight in the sector based on near-term headwinds for commodity prices. Underweighted sectors remain consumer durables, commercial services, utilities and finance.
          Our optimism for U.S. stocks extends to international markets as well, largely based on similar positive trends in most regions of the world, including solid economic growth with moderate inflation, attractive valuations and financial liquidity. While a slowdown in the U.S. economy may weigh on the global markets over the next several months, we believe the growth drivers of emerging economies, such as China, India and Eastern Europe, will serve to offset this risk. In this regard, we remain overweighted in the Asian region, with a particular focus on countries and individual companies benefiting from China’s rapid economic growth. While we have retained our underweighted position in the European region, we have modestly added to positions based on attractive valuations and signs that political and economic reforms are slowly taking hold.

With best wishes,

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

Sit Mutual Funds
Six Months Ended December 31, 2006

Performance Summary and Stock Funds Market Review

          After a slow start to 2006, stocks rebounded during the second half of the year as most major indices we monitor posted solid double-digit gains.
          In the U.S., large-capitalization stocks have generally outperformed small and mid cap stocks over the past six months. The S&P 500 Index posted a return of +12.7%, while the small cap Russell 2000 Index rose +9.4% and the S&P Midcap 400 Index gained +5.8%. Value stocks outperformed growth issues across all capitalization styles. For example, the Russell 1000 Value Index rose +14.7% over the period, while the Russell 1000 Growth Index gained +10.1%, and the Russell 2000 Value Index (+11.8% for the period) outperformed the Russell 2000 Growth Index (+6.9%) by nearly five percentage points.
          In terms of sector performance, sixteen of eighteen groups we monitor within the S&P 500 Index posted a positive return in the second half of 2006. Within the S&P 500 Index, the strongest sectors included communications, commercial services, consumer services, technology services, utilities and finance. We estimate that each of these sectors provided a +15% or greater return over the period. Consumer-related sectors generally lagged during the period, as retail trade, consumer non-durables and consumer durables all trailed the overall Index return. Industrial services and transportation stocks also lagged during the period, with each group posting a mid-single digit negative return. Technology stocks generally outperformed within the respective indices over the period, reversing the weak performance during the first half of the year. The strong performance of tech stocks was a primary factor driving the solid return for the NASDAQ OTC Composite Index, which rose +11.2% for the six-month period.
          Most international markets generated exceptional returns over the past six months, with nearly all regions outperforming the U.S. The MSCI World Index gained +13.2% over the six-month period, with the U.S. component up only +12.2%. The MSCI Europe Index increased +17.7% over the period. The MSCI Pacific Index rose +8.4%, although this was dragged down by the Japan component, which increased only +4.3% over the period. Excluding Japan, the Index increased +21.3%.

SIT EQUITY FUNDS	3-Month Return*
Balanced SIBAX	4.76%
S&P 500 Index	6.70
Lehman Aggregate Bond Index	1.24
Dividend Growth Class I SDVGX	5.89
S&P 500 Index	6.70
Dividend Growth Class S SDVSX	5.83
S&P 500 Index	6.70
Large Cap Growth SNIGX	6.25
Russell 1000® Growth Index(1)	5.93
Mid Cap Growth(2) NBNGX	7.70
Russell MidCap® Growth Index(3)	6.94
International Growth(4) SNGRX	8.40
MSCI EAFE Growth Index(5)	9.40
Small Cap Growth(2) SSMGX	7.31
Russell 2000® Growth Index(6)	8.76
Science & Technology Growth(7) SISTX	6.12
NYSE Arca Tech 100 Index	5.63
Developing Markets Growth(4) SDMGX	15.50
MSCI Emerging Markets Index(6)	17.28

*3- and 6-month returns not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains.

(1)	Figures assume an inception date of 9/2/82.
(2)	Stocks of small- and mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.
(3)	Russell MidCap Growth® Index inception 12/31/85.
(4)	International investing has special risks, such as currency exchange fluctuations, high volatility, illiquidity and the possibility of policital instability.
(5)	Figures assume an inception date of 10/31/91.

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

6-Month Return*	1-Year	3-Year	5-Year	10-Year	Since Inception	Inception Date
7.62%	7.88%	8.20%	4.21%	6.09%	7.67%	12/31/93
12.74	15.80	10.44	6.19	8.42	10.91
5.09	4.33	3.70	5.06	6.24	6.18
11.15	18.29	12.79	—	—	12.79	12/31/03
12.74	15.80	10.44	—	—	10.44
10.95	—	—	—	—	—	3/31/06
12.74	—	—	—	—	—
8.20	9.54	10.63	3.50	5.43	11.06	9/2/82
10.10	9.08	6.87	2.69	5.44	11.94
7.46	9.56	13.90	5.99	6.22	13.65	9/2/82
7.89	10.65	12.72	8.21	8.61	—
9.94	18.19	15.25	6.69	2.43	5.82	11/1/91
11.93	22.33	17.18	12.27	5.07	5.27
2.24	7.99	10.98	6.30	9.02	13.02	7/1/94
6.85	13.34	10.50	6.93	4.88	7.76
7.29	1.80	4.32	-2.45	—	1.16	12/31/97
11.65	4.68	7.88	4.96	—	13.03
21.22	31.59	27.06	19.57	6.91	6.29	7/1/94
22.09	29.18	27.26	23.52	6.72	5.28

(6)	Figures assume an inception date of 6/30/94.
(7)

Since the Fund focuses its investments on companies involved in the technology sector, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

Sit Mutual Funds

Total Returns by Calendar Year

SIT EQUITY FUNDS TOTAL RETURN BY CALENDAR YEAR

	1996	1997	1998	1999
Balanced	15.80%	21.73%	21.30%	20.15%
S&P 500 Index	22.96	33.36	28.58	21.04
Lehman Aggregate Bond Index	3.63	9.65	8.69	-0.82

Dividend Growth Class I(1)	—	—	—	—
S&P 500 Index	—	—	—	—

Large Cap Growth(2)	23.05	31.70	30.56	33.41
Russell 1000® Growth Index	23.12	30.48	38.72	33.16

Mid Cap Growth(3)	21.87	17.70	6.84	70.65
Russell MidCap® Growth Index	17.48	22.54	17.87	51.29

International Growth(4)	10.31	4.81	18.95	50.77
MSCI EAFE Growth Index	3.46	2.11	22.21	29.46

Small Cap Growth(3)	14.97	7.63	1.97	108.63
Russell 2000® Growth Index	11.26	12.94	1.24	43.10

Science & Technology Growth(5)	—	—	38.40	85.98
NYSE Arca Tech 100 Index	—	—	54.60	116.40

Developing Markets Growth(4)	17.27	-5.20	-24.93	82.50
MSCI Emerging Markets Index	3.92	-13.40	-27.52	63.70

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual returns include reinvestment of all dividends and capital gains. For any returns less than one year, the returns are cumulative.

(1)

The Dividend Growth Fund offers its shares in two classes: Class I shares, as shown above, and Class S shares, which have been offered since March 31, 2006. Class S shares, therefore, do not yet have annualized return information available. The annual returns shown for the Class I shares for this Fund would be substantially similar to the Class S because both classes of shares are invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses. Specifically, the performance shown for the Class I shares does not reflect the 0.25% 12b-1 distribution fee that is charged to Class S shares.

	2000	2001	2002	2003	2004	2005	2006
Balanced	-4.80%	-12.99%	-18.59%	19.20%	9.22%	7.51%	7.88%
S&P 500 Index	-9.11	-11.88	-22.10	28.68	10.88	4.91	15.80
Lehman Aggregate Bond Index	11.63	8.44	10.25	4.10	4.34	2.43	4.33

Dividend Growth Class I(1)	—	—	—	—	10.91	9.41	18.29
S&P 500 Index	—	—	—	—	10.88	4.91	15.80

Large Cap Growth(2)	-13.84	-27.70	-30.58	26.34	12.79	9.59	9.54
Russell 1000® Growth Index	-22.43	-20.42	-27.89	29.76	6.30	5.27	9.08

Mid Cap Growth(3)	-4.35	-33.39	-34.64	38.51	17.02	15.27	9.56
Russell MidCap® Growth Index	-11.75	-20.15	-27.41	42.71	15.48	12.10	10.65

International Growth(4)	-26.66	-33.26	-29.84	28.70	12.97	14.67	18.19
MSCI EAFE Growth Index	-24.51	-24.58	-16.02	31.99	16.12	13.28	22.33

Small Cap Growth(3)	6.25	-28.19	-26.22	34.57	6.79	18.52	7.99
Russell 2000® Growth Index	-22.44	-9.24	-30.27	48.53	14.31	4.15	13.34

Science & Technology Growth(5)	-6.55	-47.78	-44.45	40.09	7.39	3.83	1.80
NYSE Arca Tech 100 Index	-16.22	-15.59	-33.33	52.14	11.73	7.36	4.68

Developing Markets Growth(4)	-30.18	-12.01	-18.37	45.96	16.54	33.77	31.59
MSCI Emerging Markets Index	-31.80	-4.91	-7.97	51.59	22.45	30.31	29.18

(2)	Pursuant to a Plan of Reorganization on July 14, 2000, the Large Cap Growth Fund acquired all of the assets of Regional Growth Fund in exchange for shares of common stock of the Large Cap Growth Fund.
(3)	Stocks of small- and mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.
(4)	International investing has special risks, such as currency exchange fluctuations, high volitility, illiquidity and the possibility of political instability.
(5)

Since the Fund focuses its investment on companies involved in the technology sector, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

Sit Mutual Funds
Average Annual Total Returns for Periods Ended December 31, 2006

The tables on this page and the next page show the Funds’ average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2006. The index information is intended to permit you to compare each Fund’s performance to a broad measure of market performance. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period are assumed, and the state and local tax impact is not reflected.

A Fund’s “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.

A Fund’s “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The Funds’ past performance, before and after taxes, is not an indication of how the Funds will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account). Indices reflect no deduction for fees, expenses, or taxes.

Sit Balanced Fund	1 Year	5 Years	10 Years

Return Before Taxes	7.9%	4.2%	6.1%
Return After Taxes on Distributions	7.2%	3.6%	4.9%
Return After Taxes on Distributions and Sale of Fund Shares	6.4%	3.2%	4.6%
Lehman Aggregate Bond Index	4.3%	5.1%	6.2%
S&P 500 Index	15.8%	6.2%	8.4%

Sit Dividend Growth Fund (1)	1 Year	5 Years	Since Inception*

Return Before Taxes - Class I	18.3%	n/a	12.8%
Return After Taxes on Distributions	17.7%	n/a	12.3%
Return After Taxes on Distributions and Sale of Fund Shares	15.5%	n/a	10.9%
S&P 500 Index	15.8%	n/a	10.4%
        *Inception date 12/31/03.

Sit Large Cap Growth Fund	1 Year	5 Years	10 Years

Return Before Taxes	9.5%	3.5%	5.4%
Return After Taxes on Distributions	9.4%	3.5%	4.7%
Return After Taxes on Distributions and Sale of Fund Shares	8.1%	3.0%	4.6%
Russell 1000® Growth Index	9.1%	2.7%	5.4%

Sit Mid Cap Growth Fund	1 Year	5 Years	10 Years

Return Before Taxes	9.6%	6.0%	6.2%
Return After Taxes on Distributions	9.6%	6.0%	5.0%
Return After Taxes on Distributions and Sale of Fund Shares	8.1%	5.2%	5.1%
Russell Mid Cap® Growth Index	10.7%	8.2%	12.1%

Sit International Growth Fund	1 Year	5 Years	10 Years

Return Before Taxes	18.2%	6.7%	2.4%
Return After Taxes on Distributions	18.0%	6.6%	2.0%
Return After Taxes on Distributions and Sale of Fund Shares	15.5%	5.8%	2.0%
MSCI EAFE Growth Index	22.3%	12.3%	5.1%

Sit Small Cap Growth Fund	1 Year	5 Years	10 Years

Return Before Taxes	8.0%	6.3%	9.0%
Return After Taxes on Distributions	8.0%	6.3%	8.5%
Return After Taxes on Distributions and Sale of Fund Shares	6.8%	5.4%	7.7%
Russell 2000® Growth Index	13.3%	6.9%	4.9%

Sit Science and Technology Growth Fund	1 Year	5 Years	Since Inception*

Return Before Taxes	1.8%	-2.5%	1.2%
Return After Taxes on Distributions	1.8%	-2.5%	1.1%
Return After Taxes on Distributions and Sale of Fund Shares	1.5%	-2.1%	1.0%
NYSE Arca Tech 100 Index	4.7%	5.0%	13.0%
        *Inception date 12/31/97.

Sit Developing Markets Growth Fund	1 Year	5 Years	10 Years

Return Before Taxes	31.6%	19.6%	6.9%
Return After Taxes on Distributions	31.5%	19.5%	6.9%
Return After Taxes on Distributions and Sale of Fund Shares	26.9%	17.4%	6.1%
MSCI Emerging Markets Index	29.2%	23.5%	6.7%

(1)

These returns represent Class I. Class S of the Sit Dividend Growth Fund commenced operations on March 31, 2006; therefore, there is no annualized return information available for this Class. The annual returns shown for the Class I shares for this Fund would be substantially similar to the Class S because both classes of shares are invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses. Specifically, the performance shown for the Class I shares does not reflect the 0.25% 12b-1 distribution fee that is charged to Class S shares.

Sit Balanced Fund
Six Months Ended December 31, 2006

Portfolio Managers: Eugene C. Sit, Peter L. Mitchelson, and Bryce A. Doty

          The Sit Balanced Fund’s six-month return was +7.62%, while the S&P 500 Index gained +12.74% over the period and the Lehman Aggregate Bond Index rose +5.09%.
          While economic activity decelerated during the second half of 2006, strong corporate earnings growth and a more promising interest rate outlook were catalysts behind the solid stock market performance over the period. While it may be difficult to repeat the impressive 2006 returns of equities in the coming year, we believe market fundamentals remain positive. Valuations for stocks should continue to be supported by low interest rates while, outside of weakness in housing and auto, the economy appears to be strong enough to sustain another year of gains in corporate profits. While large company growth stocks have struggled relative to value and broad market indices, relative valuations for growth companies have not been this attractive in many years. Therefore, the equity portion of the Fund remains overweighted (relative to the S&P 500 Index) in key growth sectors, with a particular focus on health care and technology.
          Most fixed-income indices gained solid ground during the second half of 2006, primarily due to a slowdown in economic activity that coincided with a pause in Federal Reserve rate increases. Our projections call for relatively stable interest rates in 2007, with a possibility of a Federal Reserve interest rate cut in the second half of the year. While we have generally maintained a defensive position within the fixed-income portion of the Fund over the last several quarters, we have recently moved to a neutral position (i.e., increased duration) relative to the Lehman Aggregate Bond Index. Since we believe the market’s anticipation of a Federal Reserve interest rate reduction will eventually result in a steepening yield curve, we expect to gradually reposition the Fund more aggressively as we move through 2007.
          We continue to believe equities are more attractive to bonds on a risk/reward basis, and the current asset allocation reflects this view. As of December 31st, the asset allocation of the Fund was 64% equities, 35% fixed-income, and 1% cash. We will continue to emphasize high quality securities in each asset class within the Fund, and we appreciate shareholders’ continued interest.

INVESTMENT OBJECTIVE AND STRATEGY

          The Sit Balanced Fund’s dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.
          The Fund’s permissible investment allocation is:  35-65% in equity securities and 35-65% in fixed-income securities.  At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

PORTFOLIO SUMMARY

Net Asset Value 12/31/06:	$16.02 Per Share
6/30/06:	$15.14 Per Share

Total Net Assets:	$12.0 Million

PORTFOLIO STRUCTURE (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL

	Sit Balanced Fund	S&P 500 Index(1)	Lehman Aggregate Bond Index(2)
3 Month**	4.76%	6.70%	1.24%
6 Month**	7.62	12.74	5.09
1 Year	7.88	15.80	4.33
5 Year	4.21	6.19	5.06
10 Year	6.09	8.42	6.24
Inception	7.67	10.91	6.18
(12/31/93)

CUMULATIVE TOTAL RETURNS*

	Sit Balanced Fund	S&P 500 Index(1)	Lehman Aggregate Bond Index(2)
1 Year	7.88%	15.80%	4.33%
5 Year	22.92	35.02	27.98
10 Year	80.64	124.44	83.13
Inception	161.52	284.70	118.28
(12/31/93)

*As of 12/31/06.	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.
(2)	An unmanaged index which measures the performance of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years.

GROWTH OF $10,000

The sum of $10,000 invested on 12/31/96 and held until 12/31/06 would have grown to $18,064 in the Fund, $22,444 in the S&P 500 Index or $18,313 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.

TOP HOLDINGS

Stocks	1.	General Electric Co.
	2.	Microsoft Corp.
	3.	Cisco Systems, Inc.
	4.	Citigroup, Inc.
	5.	Schlumberger, Ltd.
Bonds	1.	Freddie Mac, 8.00%, 7/1/32
	2.	American Strategic, Inc. Portfolio II
	3.	U.S. Treasury Bond, 4.50%, 11/30/11
	4.	American Strategic, Inc. Portfolio III
	5.	Proctor & Gamble ESOP, 9.36%, 1/1/21
Total Number of Holdings: 162

Sit Balanced Fund

Portfolio of Investments - December 31, 2006 (Unaudited)

Quantity/Par($) Name of Issuer		Market Value ($)(1)

Common Stocks (64.2%) (2)
Communications (2.1%)
4,500	Crown Castle Intl. Corp. (3)	145,350
400	NII Holdings, Inc. (3)	25,776
3,100	Vodafone Group, A.D.R.	86,118

		257,244

Consumer Non-Durables (3.2%)
1,300	Colgate-Palmolive Co.	84,812
2,600	PepsiCo, Inc.	162,630
2,100	The Procter & Gamble Co.	134,967

		382,409

Consumer Services (3.9%)
3,000	Comcast Corp. (3)	126,990
1,400	Harrah’s Entertainment, Inc.	115,808
2,100	Marriott International, Inc.	100,212
3,000	News Corp.	64,440
1,600	Starbucks Corp. (3)	56,672

		464,122

Electronic Technology (6.8%)
2,000	Analog Devices, Inc.	65,740
300	Apple Computer, Inc. (3)	25,452
7,700	Cisco Systems, Inc. (3)	210,441
5,700	EMC Corp. (3)	75,240
1,500	Hewlett-Packard Co.	61,785
3,800	Intel Corp.	76,950
2,900	Motorola, Inc.	59,624
5,100	Nokia Corp., A.D.R.	103,632
2,900	Qualcomm, Inc.	109,591
1,000	Texas Instruments, Inc.	28,800

		817,255

Energy Minerals (5.2%)
1,300	Murphy Oil Corp.	66,105
3,000	Occidental Petroleum Corp.	146,490
2,500	Southwestern Energy Co. (3)	87,625
1,400	Suncor Energy, Inc.	110,474
900	Ultra Petroleum Corp. (3)	42,975
1,200	Valero Energy Corp.	61,392
2,433	XTO Energy, Inc.	114,473

		629,534

Finance (9.8%)
1,600	American Express Co.	97,072
2,021	American International Group, Inc.	144,825
3,766	Citigroup, Inc.	209,766
1,500	Franklin Resources, Inc.	165,255
800	Goldman Sachs Group, Inc.	159,480
3,000	JPMorgan Chase & Co.	144,900
500	Mellon Financial Corp.	21,075
1,000	Prudential Financial, Inc.	85,860
4,000	Wells Fargo Co.	142,240

		1,170,473

Quantity/Par($) Name of Issuer		Market Value ($)(1)

Health Services (1.5%)
1,700	UnitedHealth Group, Inc.	91,341
1,000	WellPoint, Inc. (3)	78,690

		170,031

Health Technology (7.0%)
1,600	Abbott Laboratories	77,936
1,100	Amgen, Inc. (3)	75,141
2,500	Celgene Corp. (3)	143,825
1,400	Eli Lilly and Co.	72,940
1,900	Genentech, Inc. (3)	154,147
1,300	Gilead Sciences, Inc. (3)	84,409
1,100	Johnson & Johnson	72,622
3,455	Pfizer, Inc.	89,485
1,200	St. Jude Medical, Inc. (3)	43,872
300	Zimmer Holdings, Inc. (3)	23,514

		837,891

Industrial Services (2.7%)
1,700	Noble Corp.	129,455
3,000	Schlumberger, Ltd.	189,480

		318,935

Non-Energy Minerals (0.9%)
400	Allegheny Technologies, Inc.	36,272
600	Freeport-McMoRan Copper & Gold, Inc.	33,438
1,000	Southern Copper Corp.	53,890

		123,600

Process Industries (1.7%)
1,250	Air Products and Chemicals, Inc.	87,850
2,200	Monsanto Co.	115,566

		203,416

Producer Manufacturing (6.5%)
700	Caterpillar, Inc.	42,931
2,400	Emerson Electric Co.	105,768
1,200	General Dynamics Corp.	89,220
6,500	General Electric Co.	241,865
1,100	ITT Industries, Inc.	62,502
300	Precision Castparts Corp.	23,484
1,300	The Boeing Co.	115,492
1,600	United Technologies Corp.	100,032

		781,294

Retail Trade (4.2%)
2,000	Best Buy Co., Inc.	98,380
3,900	CVS Corp.	120,549
1,200	J.C. Penney Co., Inc.	92,832
1,300	Lowe’s Companies, Inc.	40,495
2,700	Target Corp.	154,035

		506,291

Quantity/Par($) Name of Issuer		Market Value ($)(1)

Technology Services (6.3%)
1,300	Adobe Systems, Inc. (3)	53,456
1,700	Automatic Data Processing, Inc.	83,725
2,600	First Data Corp.	66,352
300	Google, Inc. (3)	138,144
7,300	Microsoft Corp.	217,978
2,100	SAP AG	111,510
2,600	Western Union Co.	58,292
1,100	Yahoo!, Inc. (3)	28,094

		757,551

Transportation (1.4%)
1,200	Burlington Northern Sante Fe Corp.	88,572
2,800	UTI Worldwide, Inc.	83,720

		172,292

Utilities (1.0%)
2,800	Equitable Resources, Inc.	116,900

Total common stocks (cost: $5,967,323)		7,709,238

Bonds (31.2%) (2)

Asset-Backed Securities (4.1%)
25,000	Countrywide 2006-S6 A4, 5.80%, 3/25/34	24,942
	Green Tree Financial Corp.:
2,701	1995-5 A6, 7.25%, 9/15/26	2,719
37,364	1997-1 A6, 7.29%, 3/15/28	38,993
38,748	1997-6 A10, 6.87%, 1/15/29	39,838
44,514	Indymac Mfg. Housing,
	1998-2 A2, 6.17%, 12/25/11	43,387
50,000	Merrill Lynch Mortgage Investors, Inc.,
	2005-SD1 A2, 5.67%, 5/25/46	49,887
	Origen Mfg. Housing:
46,930	2001-A A5, 7.08%, 3/15/32	48,167
26,938	2002-A A3, 6.17%, 5/15/32	26,894
86,779	Residential Asset Mtg. Products, Inc.,
	2004-SL3 A3, 7.50%, 12/25/31	89,426
75,000	Residential Funding Mortgage Securities,
	2006-HSA1 A4, 5.49%, 2/25/36	74,465
50,000	Structured Asset Securities Corp.
	2005-4XS, 5.25%, 3/25/35	48,706

		487,424

Collateralized Mortgage Obligations (8.2%)
45,830	BAFC 2005-5 A11, 5.50%, 9/25/35	44,885
8,013	Countrywide Alternative Loan Trust
	2005-53T2 2A1, 6.00%, 11/25/35	7,952
	Countrywide Home Loans:
50,000	2004-21 A9 , 6.00%, 11/25/34	50,068

Quantity/Par($) Name of Issuer		Market Value ($)(1)

50,000	2005-J3 1A2, 5.50%, 9/25/35	48,637
120,000	2005-24 A36, 5.50%, 11/25/35	117,861
	FHLMC:
37,133	4.00%, 4/15/27	35,972
34,970	3.25%, 4/15/32	32,148
56,045	FHR 3061 BD, 7.50% 11/15/35	57,725
	FNMA:
72,328	6.50%, 10/25/17	73,883
24,370	5.50%, 5/25/25	24,120
50,000	5.00%, 12/25/31	48,033
42,510	4.00%, 5/25/33	40,238
100,000	5.50%, 4/25/35	98,118
36,981	GSR Mortgage Loan Trust 2005-4F 5A2,
	6.00%, 5/25/35	36,610
25,000	GMAC Loan Trust 2006-A4, 6.09%, 10/25/36	25,148
55,230	Master Asset Securitization Trust 2003-4 CA1,
	8.00%, 5/25/18	59,179
	Residential Funding Mtg. Securities:
47,906	2005-S6 A2, 5.25%, 8/25/35	46,983
102,541	2006-S3 A8, 5.50%, 03/25/36	100,421
39,814	Washington Mutual Mtg. Pass-Through
	2002-S8, 5.25%, 1/25/18	39,242

		987,223

Corporate Bonds (7.1%)
73,009	America West Airlines, 7.93%, 1/2/19	78,850
50,000	Bard (C.R.), Inc., 6.70%, 12/1/26	53,317
50,000	BB&T Capital Trust II, 6.75%, 6/07/36	54,597
50,000	Citigroup Capital III, 7.625%, 12/01/36	59,910
50,000	Commonwealth Edison, 5.90%, 3/15/36	50,238
75,000	Continental Airlines, Inc., 6.563%, 2/15/12	77,556
50,000	CSX Corp., 9.75%, 6/15/20	66,809
100,000	McDonald’s Corp., 7.31%, 9/15/27	101,186
50,000	Midamerican Energy Hldgs, 8.48%, 9/15/28	63,738
50,000	Narragansett Electric, 7.39%, 10/1/27	51,769
98,462	Proctor & Gamble ESOP, 9.36%, 1/1/21	123,321
65,000	Susa Partnership (GE), 7.45%, 7/1/18	74,493

		855,784

Federal Home Loan Mortgage Corporation (3.3%)
38,908	5.342%, 12/1/35	38,958
21,648	7.50%, 7/1/29	22,428
51,453	7.50%, 3/1/31	53,495
164,350	8.00%, 7/1/32	173,036
38,703	8.38%, 5/17/20	41,075
21,845	8.50%, 7/1/18	23,081
40,308	8.50%, 10/1/30	43,146

		395,219

Federal National Mortgage Association (3.2%)
37,835	3.375%, 6/1/34	37,745
81,750	5.015%, 9/1/39	82,898
4,617	7.00%, 3/1/07	4,627

See accompanying notes to portfolios of investments on page 44.

Sit Balanced Fund

Portfolio of Investments - December 31, 2006 (Unaudited)

Quantity/Par($) Name of Issuer		Market Value ($)(1)

44,045	8.46%, 4/15/26	47,708
27,124	7.50%, 3/1/31	28,104
21,546	7.50%, 6/1/32	22,419
21,096	8.00%, 12/1/27	22,248
58,136	8.00%, 2/1/31	61,318
21,932	9.50%, 5/1/27	24,206
11,040	9.75%, 1/15/13	11,890
10,980	10.25%, 6/15/13	11,905
25,596	11.00%, 12/1/12	27,322

		382,390

Government National Mortgage Association (0.9%)
56,502	7.00%, 12/15/24	58,758
3,964	9.00%, 6/15/11	4,223
3,744	9.00%, 6/15/09	3,862
16,194	9.00%, 11/15/16	17,322
1,694	9.50%, 5/20/16	1,827
3,115	9.50%, 9/20/18	3,381
12,039	9.50%, 2/20/19	13,096
1,203	11.25%, 10/15/11	1,320

		103,789

Taxable Municipal Securities (0.9%)
100,000	Academica Charter School, 8.00%, 8/15/24	100,625
8,000	Bernalillo Multifamily, Series 1998A,
	7.50%, 9/20/20	8,480

		109,105

U.S. Government Securities (3.5%)
	U.S. Treasury Strips, Zero Coupon:
25,000	4.53% Effective Yield, 11/25/10	20,923
75,000	5.04% Effective Yield, 2/15/12	59,236
150,000	5.18% Effective Yield, 5/15/16	96,343
150,000	5.02% Effective Yield, 5/15/30	48,607
150,000	U.S. Treasury Bond, 4.50%, 11/30/11	148,664
50,000	U.S. Treasury Note, 3.375%, 12/15/08	48,678

		422,451

Total bonds (cost: $3,751,476)		3,743,385

Closed-End Mutual Funds (3.5%) (2)
6,009	American Select Portfolio	75,113
5,503	American Strategic, Inc. Portfolio	62,514
13,470	American Strategic, Inc. Portfolio II	155,309
10,609	American Strategic, Inc. Portfolio III	130,491

Total closed-end mutual funds (cost: $403,199)		423,427

Quantity/Par($) Name of Issuer		Market Value ($)(1)

Short-Term Securities (0.1%) (2)
14,000	Sit Money Market Fund, 4.99% (4)	14,000

(cost: $14,000)

Total investments in securities		$11,890,050

(cost: $10,135,998) (5)

See accompanying notes to portfolios of investments on page 44.

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Sit Dividend Growth Fund - Class I and Class S
Six Months Ended December 31, 2006

Portfolio Managers: Eugene C. Sit, Kent L. Johnson, Roger J. Sit, Michael J. Stellmacher

          The Sit Dividend Growth Fund posted a +11.15% (Class I shares) return for the last six months of 2006, compared to the +12.74% return for the S&P 500 Index. For the calendar year 2006, the Fund’s return of +18.29% was ahead of the +15.80% gain for the Index. Since the Fund’s inception on December 31, 2003, the Fund has generated a three-year annualized return of +12.79%, compared to the +10.44% return for the S&P 500 Index.
          Stocks surged ahead during the second half of 2006, propelling virtually all market indices solidly higher for the full calendar year. Dividend-paying stocks performed especially well during 2006, particularly during the first half of the year as the market struggled to gain traction. The positive investor sentiment and market momentum are encouraging as we begin 2007. We believe these fundamentals support a positive outlook in the year ahead: Interest rates should remain stable given the likelihood of decelerating inflation; the solid job market is supporting economic growth; and a drop in energy costs is offsetting a correction in housing. While our forecasts for economic growth call for a slowdown in 2007, we expect corporate profits to grow at a mid-single digit rate for the year. We believe this “slow and steady” environment will provide a positive investment backdrop for companies emphasized in the Fund. Specifically, we believe investors will continue to gravitate towards companies that can generate consistent earnings growth and, importantly, that increasingly return capital to shareholders in the form of higher dividends. Approximately 80% of the Fund’s holdings raised dividend payouts in 2006, with average dividend growth of approximately +11%. We expect a similar rate of increase in 2007.
          We believe the Fund’s strong performance during 2006 reflects its relative stability (or lower “beta”), as it outperformed the S&P 500 Index during the difficult first half of the year and then underrperformed as market indices posted above-average gains in the second half. Relative to the S&P 500 Index, six-month returns for the Fund were negatively impacted by holdings in the energy (Hugoton, Royalty Trust, BP, Occidental Petroleum) and health technology (GlaxoSmithKline) sectors. Good stock selection in the finance (AllianceBernstein, Kayne Anderson, IPC Holdings) and technology services (Syntel, Accenture) sectors helped performance over the period.
          Based on the ongoing investor focus on dividends, we remain optimistic on the prospects for the Fund in the year ahead.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500 Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.
          The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

PORTFOLIO SUMMARY

	Class I	Class S

Net Asset Value
12/31/06:	$13.25 Per Share	$13.24 Per Share
6/30/06:	$12.26 Per Share	$12.26 Per Share

Total Net Assets	$29.1 Million	$2.7 Million

Weighted Average Market Cap: $78.3 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Class I	S&P 500 Index(1)	Class S	S&P 500 Index(1)
3 Month**	5.89%	6.70%	5.83%	6.70%
6 Month**	11.15	12.74	10.95	12.74
1 Year	18.29	15.80	n/a	n/a
3 Year	12.79	10.44	n/a	n/a
5 Year	n/a	n/a	n/a	n/a
Inception***	12.79	10.44	n/a	n/a

CUMULATIVE TOTAL RETURNS*

	Class I	S&P 500 Index(1)	Class S	S&P 500 Index(1)
1 Year	18.29%	15.80%	n/a	n/a
3 Year	43.55	34.70	n/a	n/a
5 Year	n/a	n/a	n/a	n/a
Inception***	43.55	34.70	11.25%	11.11%

*As of 12/31/06
**Not annualized.
***Dividend Growth Fund Class I Inception was 12/31/03: Dividend Growth Fund Class S Inception was 3/31/06.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.

GROWTH OF $10,000

The sum of $10,000 invested at inception (12/31/03) and held until 12/31/06 would have grown to $14,355 in the Fund or $13,470 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

1.	General Electric Co.
2.	Citigroup, Inc.
3.	Kayne Anderson MLP Invest. Co.
4.	Marathon Oil Corp.
5.	United Technologies Corp.
6.	Wells Fargo & Co.
7.	Total S.A.
8.	Johnson & Johnson, Inc.
9.	J.P. Morgan Chase & Co.
10.	Alliance Capital Mgmt. Hldg., LP
Total Number of Holdings: 86

Sit Dividend Growth Fund

Portfolio of Investments - December 31, 2006 (Unaudited)

Quantity Name of Issuer		Market Value ($)(1)

Common Stocks (95.0%) (2)

Commercial Services (2.8%)
7,400	McGraw-Hill Companies, Inc.	503,348
8,500	Pitney Bowes, Inc.	392,615

		895,963

Communications (1.6%)
14,400	AT&T, Inc.	514,800

Consumer Non-Durables (8.8%)
4,200	Colgate-Palmolive Co.	274,008
5,000	Diageo p.l.c.	396,550
5,200	General Mills, Inc.	299,520
5,900	Kimberly-Clark Corp.	400,905
7,700	PepsiCo, Inc.	481,635
9,800	Procter & Gamble Co.	629,846
4,000	VF Corp.	328,320

		2,810,784

Electronic Technology (3.5%)
8,100	Hewlett-Packard Co.	333,639
3,200	International Business Machines Corp.	310,880
11,700	Motorola, Inc.	240,552
11,500	Nokia Corp., A.D.R.	233,680

		1,118,751

Energy Minerals (8.6%)
8,200	BP p.l.c., A.D.R.	550,220
10,700	Hugoton Royalty Trust	263,220
7,950	Marathon Oil Corp.	735,375
11,400	Occidental Petroleum Corp.	556,662
9,000	Total S.A.	647,280

		2,752,757

Finance (20.9%)
7,000	ACE, Ltd.	423,990
8,000	Alliance Capital Mgmt. Hldg., LP	643,200
4,100	AMB Property Corp.	240,301
9,300	Aspen Insurance Holdings, Ltd.	245,148
4,800	Chubb Corp.	253,968
15,100	Citigroup, Inc.	841,070
15,600	Gladstone Investment Corp.	238,836
2,200	Franklin Resources, Inc.	242,374
7,200	IPC Holdings, Ltd.	226,440
13,350	J.P. Morgan Chase & Co.	644,805
7,500	Lincoln National Corp.	498,000
11,700	Macquarie Infrastructure Co. Trust	415,116

Quantity Name of Issuer		Market Value ($)(1)

10,000	Mellon Financial Corp.	421,500
6,900	UBS AG	416,277
5,800	U.S. Bancorp	209,902
19,300	Wells Fargo & Co.	686,308

		6,647,235

Health Services (1.9%)
3,300	Computer Programs and Systems, Inc.	112,167
5,000	McKesson Corp.	253,500
8,000	Owens & Minor, Inc.	250,160

		615,827

Health Technology (11.6%)
10,400	Abbott Laboratories	506,584
6,800	Becton, Dickinson & Co.	477,020
2,800	C.R. Bard, Inc.	232,316
5,850	Eli Lilly and Co.	304,785
7,600	GlaxoSmithKline p.l.c.	400,976
9,800	Johnson & Johnson, Inc.	646,996
6,800	Novartis AG, A.D.R.	390,592
13,300	PerkinElmer, Inc.	295,659
8,300	Wyeth	422,636

		3,677,564

Industrial Services (3.6%)
4,500	Granite Construction, Inc.	226,440
2,850	Kinder Morgan, Inc.	301,387
5,100	Lufkin Industries, Inc.	296,208
6,600	Precision Drilling Trust	152,856
3,300	Tenaris S.A., A.D.R.	164,637

		1,141,528

Non-Energy Minerals (1.0%)
2,900	Freeport-McMoran Copper & Gold Corp.	161,617
3,000	Southern Peru Copper Corp.	161,670

		323,287

Process Industries (3.7%)
4,400	Air Products and Chemicals, Inc.	309,232
7,900	Compass Minerals International, Inc.	249,324
5,900	E.I. Du Pont de Nemours and Co.	287,389
10,600	RPM International, Inc.	221,434
4,000	UAP Holding Corp.	100,720

		1,168,099

Producer Manufacturing (12.4%)
4,000	Autoliv, Inc.	241,200
3,300	Caterpillar, Inc.	202,389
11,800	Emerson Electric Co.	520,026
7,700	General Dynamics Corp.	572,495

Quantity Name of Issuer		Market Value ($)(1)

33,600	General Electric Co.	1,250,256
5,200	Honeywell International Inc.	235,248
4,000	ITT Industries, Inc.	227,280
11,100	United Technologies Corp.	693,972

		3,942,866

Retail Trade (3.4%)
5,100	Best Buy Co., Inc.	250,869
9,600	Cato Corp.	219,936
5,100	Claire’s Stores, Inc.	169,014
3,900	Costco Wholesale Corp.	206,193
7,900	Limited Brands, Inc.	228,626

		1,074,638

Technology Services (4.6%)
10,200	Accenture, Ltd.	376,686
5,300	Automatic Data Processing, Inc.	261,025
16,900	Microsoft Corp.	504,634
11,822	Syntel, Inc.	316,830

		1,459,175

Transportation (2.6%)
3,900	Burlington Northern Santa Fe Corp.	287,859
7,100	Ship Finance International, Ltd.	168,696
3,100	Tsakos Energy Navigation, Ltd.	142,290
3,150	United Parcel Service, Inc.	236,187

		835,032

Utilities (4.0%)
4,100	Ameren Corp.	220,293
9,800	Equitable Resources, Inc.	409,150
6,200	Exelon Corp.	383,718
4,500	TXU Corp.	243,945

		1,257,106

Total common stocks (cost: $25,928,458)		30,235,412

Closed-End Mutual Funds (2.3%) (2)
22,450	Kayne Anderson MLP Invest. Co.	740,401

(cost: $573,841)

Short-Term Securities (3.1%) (2)
989,000	Sit Money Market Fund, 4.99% (4)	989,000

(cost: $989,000)

Total investments in securities (cost: $27,491,299) (5)		$31,964,813

See accompanying notes to portfolios of investments on page 44.

Sit Large Cap Growth Fund
Six Months Ended December 31, 2006

Portfolio Managers: Eugene C. Sit, Peter L. Mitchelson, Roger J. Sit, Ronald D. Sit

          The Sit Large Cap Growth Fund’s six-month return was +8.20%, compared to a +10.10% return for the Russell 1000® Growth Index.
          Following the sluggish equity market performance through the first half of the year, investors were rewarded for their patience as a strong second half rally led to solid full year returns for stocks. Looking ahead, we expect “more of the same” in 2007, with interest rates remaining relatively stable and continued gains in corporate profits, albeit at slower pace of growth than in 2006. In addition, if the recent downdraft in commodity prices (particularly oil) is sustained, it will likely have a positive impact on inflation, economic growth and corporate profitability.
          While large cap growth companies have generally not been in favor in recent years, we believe several key fundamental factors support a change in sentiment in 2007. First, large growth companies have not been this attractively valued in many years relative to their value counterparts. Second, based on our expectations of faster economic growth outside the U.S. and a somewhat weaker U.S. dollar, we believe larger companies with international exposure will attract investor attention. Third, as earnings growth becomes somewhat more scarce in a slowing economy, investors have historically gravitated towards growth companies that can produce consistent double-digit earnings growth even under less favorable economic conditions. Based on our belief in an improving environment for growth stocks, we continue to emphasize “traditional” growth sectors, particularly health care and technology. In addition, we have recently added to capital goods and financial firms that are benefiting from strong growth trends outside the U.S.
          While the Fund’s six-month return was positive in absolute terms, it did lag the strong return for S&P 500 Index, largely due to the underperformance of our holdings within the energy minerals (Valero Energy) and health technology (Genentech) sectors. However, the Fund did benefit from strong performance from positions in both the finance (Franklin Resources, Goldman Sachs) and non-energy minerals sector (Allegheny Technology).
          Based on the strong fundamental outlook and valuations for companies held in the Fund, we remain enthusiastic about the Fund’s outlook for 2007.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

PORTFOLIO SUMMARY

Net Asset Value 12/31/06:	$40.41 Per Share
6/30/06:	$34.27 Per Share

Total Net Assets:	$106.9 Million

Weighted Average Market Cap:	$79.4 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Large Cap Growth Fund	Russell 1000® Growth Index(1)	Russell 1000® Index(2)

3 Month**	6.25%	5.93%	6.95%
6 Month**	8.20	10.10	12.36
1 Year	9.54	9.08	15.46
5 Year	3.50	2.69	6.82
10 Year	5.43	5.44	8.64
Inception***	11.06	11.94	13.60
(9/2/82)

CUMULATIVE TOTAL RETURNS*

	Sit Large Cap Growth Fund	Russell 1000® Growth Index(1)	Russell 1000® Index(2)

1 Year	9.54%	9.08%	15.46%
5 Year	18.76	14.20	39.10
10 Year	69.70	69.92	129.13
Inception***	1184.66	1457.94	2127.88
(9/2/82)

*As of 12/31/06	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance. ***On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

(1)

An unmanaged index that measures the performance of those Russell 1000 companies (the largest 1,000 U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values.

(2)	An unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index (the largest 3,000 U.S. companies based on total market capitalization).

GROWTH OF $10,000

The sum of $10,000 invested on 12/31/96 and held until 12/31/06 would have grown to $16,970 in the Fund or $16,992 in the Russell 1000® Growth Index.

TOP 10 HOLDINGS

1.	Cisco Systems, Inc.
2.	General Electric Co.
3.	Citigroup, Inc.
4.	Microsoft Corp.
5.	Franklin Resources, Inc.
6.	Goldman Sachs Group, Inc.
7.	Schlumberger, Ltd.
8.	Genentech, Inc.
9.	Crown Castle Intl Corp.
10.	Pepsico, Inc.
Total Number of Holdings: 85

Sit Large Cap Growth Fund

Portfolio of Investments - December 31, 006 (Unaudited)

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (94.2%) (2)
Communications (3.1%)
62,200	Crown Castle Intl. Corp. (3)	2,009,060
5,300	NII Holdings, Inc. (3)	341,532
35,525	Vodafone Group, A.D.R.	986,884

		3,337,476

Consumer Non-Durables (4.2%)
16,850	Colgate-Palmolive Co.	1,099,294
31,900	PepsiCo, Inc.	1,995,345
22,400	Procter & Gamble Co.	1,439,648

		4,534,287

Consumer Services (5.7%)
38,300	Comcast Corp. (3)	1,621,239
20,000	Harrah’s Entertainment, Inc.	1,654,400
29,200	Marriott International, Inc.	1,393,424
36,600	News Corp.	786,168
17,100	Starbucks Corp. (3)	605,682

		6,060,913

Electronic Technology (10.7%)
36,800	Analog Devices, Inc.	1,209,616
3,900	Apple Computer, Inc. (3)	330,876
104,400	Cisco Systems, Inc. (3)	2,853,252
76,500	EMC Corp. (3)	1,009,800
26,800	Hewlett-Packard Co.	1,103,892
49,700	Intel Corp.	1,006,425
42,000	Motorola, Inc.	863,520
58,400	Nokia Corp., A.D.R.	1,186,688
40,800	Qualcomm, Inc.	1,541,832
13,300	Texas Instruments, Inc.	383,040

		11,488,941

Energy Minerals (7.8%)
17,700	Murphy Oil Corp.	900,045
32,000	Occidental Petroleum Corp.	1,562,560
32,000	Southwestern Energy Co. (3)	1,121,600
19,500	Suncor Energy, Inc.	1,538,745
11,100	Ultra Petroleum Corp. (3)	530,025
19,900	Valero Energy Corp.	1,018,084
34,366	XTO Energy, Inc.	1,616,921

		8,287,980

Finance (15.3%)
19,100	American Express Co.	1,158,797
24,462	American International Group, Inc.	1,752,947
600	Chicago Merc. Exchange Holdings, Inc.	305,850
47,000	Citigroup, Inc.	2,617,900

Quantity	Name of Issuer	Market Value ($)(1)

19,400	Franklin Resources, Inc.	2,137,298
36,800	J.P. Morgan Chase & Co.	1,777,440
25,600	Mellon Financial Corp.	1,079,040
9,200	Merrill Lynch & Co., Inc.	856,520
12,900	Prudential Financial, Inc.	1,107,594
10,300	The Goldman Sachs Group, Inc.	2,053,305
44,200	Wells Fargo Co.	1,571,752

		16,418,443

Health Services (2.1%)
22,700	UnitedHealth Group, Inc.	1,219,671
13,000	WellPoint, Inc. (3)	1,022,970

		2,242,641

Health Technology (10.4%)
20,900	Abbott Laboratories	1,018,039
15,600	Amgen, Inc. (3)	1,065,636
29,800	Celgene Corp. (3)	1,714,394
17,800	Eli Lilly and Co.	927,380
25,100	Genentech, Inc. (3)	2,036,363
19,800	Gilead Sciences, Inc. (3)	1,285,614
14,750	Johnson & Johnson	973,795
42,225	Pfizer, Inc.	1,093,628
15,500	St. Jude Medical, Inc. (3)	566,680
5,400	Zimmer Holdings, Inc. (3)	423,252

		11,104,781

Industrial Services (4.0%)
4,300	McDermott International, Inc. (3)	218,698
16,000	Nabors Industries, Ltd. (3)	476,480
20,400	Noble Corp.	1,553,460
32,400	Schlumberger, Ltd.	2,046,384

		4,295,022

Non-Energy Minerals (1.6%)
8,400	Allegheny Technologies, Inc.	761,712
7,100	Freeport-McMoRan Copper & Gold, Inc.	395,683
9,600	Southern Copper Corp.	517,344

		1,674,739

Process Industries (2.2%)
15,100	Air Products and Chemicals, Inc.	1,061,228
24,200	Monsanto Co.	1,271,226

		2,332,454

Producer Manufacturing (9.4%)
8,700	Caterpillar, Inc.	533,571
33,800	Emerson Electronic Co.	1,489,566
16,600	General Dynamics Corp.	1,234,210
75,800	General Electric Co.	2,820,518

Quantity	Name of Issuer	Market Value ($)(1)

14,500	ITT Corp.	823,890
4,200	Precision Castparts Corp.	328,776
19,000	The Boeing Co.	1,687,960
18,300	United Technologies Corp.	1,144,116

		10,062,607

Retail Trade (6.1%)
26,800	Best Buy Co., Inc.	1,318,292
53,700	CVS Corp.	1,659,867
13,700	J.C. Penney Co., Inc.	1,059,832
17,800	Lowe’s Companies, Inc.	554,470
33,300	Target Corp.	1,899,765

		6,492,226

Technology Services (8.1%)
16,400	Adobe Systems, Inc. (3)	674,368
21,600	Automatic Data Processing, Inc.	1,063,800
32,200	First Data Corp.	821,744
3,900	Google, Inc. (3)	1,795,872
76,900	Microsoft Corp.	2,296,234
18,100	SAP AG	961,110
32,200	Western Union Co.	721,924
13,800	Yahoo!, Inc. (3)	352,452

		8,687,504

Transportation (2.0%)
14,800	Burlington Northern Sante Fe Corp.	1,092,388
34,100	UTI Worldwide, Inc.	1,019,590

		2,111,978

Utilities (1.5%)
38,000	Equitable Research, Inc.	1,586,500

Total common stocks		100,718,492

(cost: $81,528,336)

Short-Term Securities (4.6%) (2)
4,925,000	Sit Money Market Fund, 4.99% (4)	4,925,000

(cost: $4,925,000)
Total investments in securities
(cost: $86,453,336) (5)		$105,643,492

See accompanying notes to portfolios of investments on page 44.

Sit Mid Cap Growth Fund
Six Months Ended December 31, 2006

Portfolio Managers: Eugene C. Sit, Kent L. Johnson, Matt T. Loucks, Robert W. Sit

          The Sit Mid Cap Growth Fund’s six-month return was +7.46%, compared to +7.89% for the benchmark Russell Midcap® Growth Index. The S&P Mid Cap Index Fund rose +5.83% during the period.
          Despite signs of slower growth in the U.S. economy, investor sentiment improved dramatically over the second half of 2006 and the equity market surged ahead. Along with falling oil prices, the key catalyst was the Federal Reserve’s decision in August to hold rates steady after seventeen consecutive quarter-point increases. While stable (or falling) interest rates tends to be good for stock valuations, the downside is that a slower economy will also limit corporate earnings growth, which has been the underpinning of the strong market of recent years. A slower growth environment, however, has historically favored the performance of growth stocks, and we see solid return potential in a variety of high growth industries based on business trends and attractive valuations. We believe stock and industry selection can add significant value in the environment we foresee in 2007. Specifically, it is our view that higher growth sectors, such as technology and health care, will fare well in the year ahead. In addition, given our outlook for stable interest rates, we have added slightly to the interest rate-sensitive finance sector in recent months, emphasizing asset management, brokerage and insurance companies. Conversely, while we continue to believe in the long-term fundamentals for energy, we have decreased the sector weighting within the Fund in recent months based on near-term headwinds for oil and natural gas prices.
           Relative to the Russell Midcap® Growth Index return, key positives for the Fund over the past six months included strong stock selection in the technology services, electronic technology, and producer manufacturing sectors. Apple (+48% return for the period), ATI Technologies (+40%), Akamai Technologies (+47%) and Precision Castparts (+31%) were among the key winners in these sectors. On the negative side, the Fund’s holdings in the retail trade (Chicos, down -23%) and consumer durables (Scientific Games, down -15%) sectors, along with an overweighted position in the lagging energy sector, detracted from performance over the second half of the year.
          We believe valuations are attractive and business fundamentals are strong for companies held in the Fund, and we look forward to a promising 2007.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of growth companies with capitalizations of $2 billion to $15 billion at the time of purchase.

PORTFOLIO SUMMARY

Net Asset Value 12/31/06:	$13.98 Per Share
6/30/06:	$13.01 Per Share

Total Net Assets:	$191.3 Million

Weighted Average Market Cap:	$12.2 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Mid Cap Growth Fund	Russell Mid-cap® Growth Index(1)	Russell Midcap® Index(2)

3 Month**	7.70%	6.94%	7.67%
6 Month**	7.46	7.89	9.94
1 Year	9.56	10.65	15.27
5 Year	5.99	8.21	12.88
10 Year	6.22	8.61	12.14
Inception	13.65	n/a	n/a
(9/2/82)

CUMULATIVE TOTAL RETURNS*

	Sit Mid Cap Growth Fund	Russell Mid-cap® Growth Index(1)	Russell Midcap® Index(2)

1 Year	9.56%	10.65%	15.27%
5 Year	33.78	48.39	83.25
10 Year	82.91	128.50	214.38
Inception	2152.11	n/a	n/a
(9/2/82)

*As of 12/31/06	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
(2)	An unmanaged index that measures the performance of the 800 smallest companies in The Russell 1000® Index.

GROWTH OF $10,000

The sum of $10,000 invested on 12/31/96 and held until 12/31/06 would have grown to $18,291 in the Fund or $22,850 in the Russell Midcap® Growth Index.

TOP 10 HOLDINGS

1.	Celgene Corp.
2.	Coach, Inc.
3.	XTO Energy, Inc.
4.	Affiliated Managers Group, Inc.
5.	Cognizant Tech. Solutions Corp.
6.	Precision Castparts Corp.
7.	TCF Financial Corp.
8.	Adobe Systems, Inc.
9.	Broadcom Corp.
10.	Ace, Ltd.
Total Number of Holdings: 87

Sit Mid Cap Growth Fund
Portfolio of Investments - December 31, 006 (Unaudited)

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (94.9%) (2)
Communications (3.0%)
74,600	American Tower Corp. (3)	2,781,088
44,500	NII Holdings, Inc. (3)	2,867,580

		5,648,668

Consumer Durables (1.5%)
14,100	Electronic Arts Inc. (3)	710,076
72,700	Scientific Games Corp. (3)	2,197,721

		2,907,797

Consumer Non-Durables (3.5%)
137,700	Coach, Inc. (3)	5,915,592
23,500	Hansen Natural Corp. (3)	791,480

		6,707,072

Consumer Services (3.3%)
21,900	Harrah’s Entertainment, Inc.	1,811,568
43,500	International Game Technology	2,009,700
52,400	Marriott International, Inc.	2,500,528

		6,321,796

Electronic Technology (11.1%)
91,150	Analog Devices, Inc.	2,996,100
24,000	Apple Computer, Inc. (3)	2,036,160
97,175	Broadcom Corp. (3)	3,139,724
109,250	Juniper Networks, Inc. (3)	2,069,195
37,800	KLA-Tencor Corp.	1,880,550
35,500	Lam Research Corp. (3)	1,797,010
58,200	Network Appliance, Inc. (3)	2,286,096
126,800	Tellabs, Inc. (3)	1,300,968
26,450	Trimble Navigation, Ltd. (3)	1,341,809
101,683	Xilinx, Inc.	2,421,072

		21,268,684

Energy Minerals (5.5%)
29,000	Apache Corp.	1,928,790
32,600	Murphy Oil Corp.	1,657,710
76,400	Southwestern Energy Corp. (3)	2,677,820
88,416	XTO Energy, Inc.	4,159,973

		10,424,293

Finance (11.3%)
51,050	Ace, Ltd.	3,092,099
37,400	Affiliated Managers Group, Inc. (3)	3,931,862
2,200	Chicago Mercantile Exchange Hldgs., Inc.	1,121,450
59,700	HCC Insurance Holdings, Inc.	1,915,773
95,250	Hudson City Bancorp, Inc.	1,322,070
15,600	IntercontinentalExchange, Inc. (3)	1,683,240
22,100	Lehman Brothers Holdings, Inc.	1,726,452

Quantity	Name of Issuer	Market Value ($)(1)

16,600	Northern Trust Corp.	1,007,454
54,500	T. Rowe Price Group Inc.	2,385,465
125,300	TCF Financial Corp.	3,435,726

		21,621,591

Health Services (4.3%)
39,550	Caremark Rx, Inc.	2,258,700
31,100	Coventry Health Care, Inc. (3)	1,556,555
30,200	Laboratory Corp. (3)	2,218,794
28,000	Stericycle, Inc. (3)	2,114,000

		8,148,049

Health Technology (15.2%)
33,900	Advanced Medical Optics, Inc. (3)	1,193,280
22,700	Alcon, Inc.	2,537,179
17,300	Allergan, Inc.	2,071,502
137,700	Celgene Corp. (3)	7,921,881
90,150	Elan Corp., A.D.R. (3)	1,329,712
42,900	Gilead Sciences, Inc. (3)	2,785,497
10,300	Idexx Laboratories, Inc. (3)	816,790
26,650	Intuitive Surgical, Inc. (3)	2,555,735
54,000	Kyphon, Inc. (3)	2,181,600
51,800	SurModics, Inc. (3)	1,612,016
66,050	Thermo Fisher Scientific Inc. (3)	2,991,405
29,000	Vertex Pharmaceuticals, Inc. (3)	1,085,180

		29,081,777

Industrial Services (5.5%)
48,800	BJ Services Co.	1,430,816
52,300	McDermott International, Inc. (3)	2,659,978
29,400	Nabors Industries, Ltd. (3)	875,532
36,200	Noble Corp.	2,756,630
65,100	Smith International, Inc.	2,673,657

		10,396,613

Non-Energy Minerals (2.1%)
20,200	Allegheny Technologies, Inc.	1,831,736
14,300	RTI International Metals, Inc. (3)	1,118,546
21,200	Southern Copper Corp.	1,142,468

		4,092,750

Process Industries (1.0%)
45,400	Airgas, Inc.	1,839,608

Producer Manufacturing (7.4%)
59,950	AMETEK, Inc.	1,908,808
33,800	Anixter International, Inc. (3)	1,835,340
42,000	IDEX Corp.	1,991,220
42,000	ITT Industries, Inc.	2,386,440

Quantity	Name of Issuer	Market Value ($)(1)

16,600	Jacobs Engineering Group, Inc. (3)	1,353,564
46,400	Precision Castparts Corp.	3,632,192
16,200	Rockwell Collins, Inc.	1,025,298

		14,132,862

Retail Trade (5.0%)
37,575	Best Buy Co., Inc.	1,848,314
94,200	Chico’s FAS, Inc. (3)	1,948,998
18,900	GameStop Corp. (3)	1,041,579
38,700	Nordstrom, Inc.	1,909,458
74,275	Staples, Inc.	1,983,143
19,100	Whole Foods Market, Inc.	896,363

		9,627,855

Technology Services (13.0%)
80,590	Adobe Systems, Inc. (3)	3,313,861
27,850	Akamai Technologies, Inc. (3)	1,479,392
47,900	Amdocs, Ltd. (3)	1,856,125
47,100	Autodesk, Inc. (3)	1,905,666
64,200	BEA Systems, Inc. (3)	807,636
34,500	Business Objects, A.D.R. (3)	1,361,025
82,600	Ceridian Corp. (3)	2,311,148
49,500	Cognizant Tech. Solutions Corp. (3)	3,819,420
27,700	Global Payments Inc.	1,282,510
9,900	Intuit, Inc. (3)	302,049
83,500	McAfee, Inc. (3)	2,369,730
35,250	NAVTEQ (3)	1,232,692
73,600	Paychex, Inc.	2,910,144

		24,951,398

Transportation (2.2%)
43,900	C.H. Robinson Worldwide, Inc.	1,795,071
83,400	UTI Worldwide, Inc.	2,493,660

		4,288,731

Total common stocks		181,459,544

(cost: $128,080,333)

Short-Term Securities (4.2%) (2)
7,989,000	Sit Money Market Fund, 4.99% (4)	7,989,000

(cost: $7,989,000)

Total investments in securities (cost: $136,069,333) (5)		$189,448,544

See accompanying notes to portfolios of investments on page 44.

Sit International Growth Fund
Six Months Ended December 31, 2006

Portfolio Managers: Eugene C. Sit, Roger J. Sit, Janet K. Kinzler, Tasha M. Murdoff

         The Sit International Growth Fund returned +9.94% for the last six months of 2006 compared with +11.93% for the MSCI EAFE Growth Index. The Latin American consumer-related stocks along with European bank and utility holdings meaningfully contributed to the Fund, a result of positive stock selection. Meanwhile, the Asia ex-Japan material and Japanese consumer-related stocks provided negative stock selection.
          Given that evidence of a recovery in Europe is more apparent (confidence is improving and reforms are progressing), the Fund increased its Europe weight to 54.8% versus 68.2% for the Index. We continue to prefer sectors that will benefit from domestic demand, business investment in the European Union, and strong product pipelines. In keeping with this strategy, the Fund added two regionally-based financial firms, BNP Paribas (France) and BBVA (Spain). In addition, the Fund’s exposure to consumer-related stocks increased via the purchase of C&C Group (cider alcoholic beer), and increases in Puma and Central European Media (Eastern European television broadcaster).
           In Japan, we continue to be slightly overweight at 22.5% versus 21.9% for the Index. Given the recent mixed economic data, the Fund remains a balanced growth portfolio of globally dominant companies (Canon, Honda Motor, and Fanuc), conservative growth companies (Asahi Breweries, Takeda Pharmaceuticals, and Ito En), and Japan restructuring participants (Nomura Holdings and Sumitomo Mitsui Financial Group).
          The Asia ex-Japan weight declined slightly to 13.3%, a result of underperforming material stocks; however, still overweight the Index weight of 9.9%. The Fund continues to have significant exposure to China/Hong Kong (PetroChina, HSBC Holdings, and two property stocks). In addition, India represents considerable exposure through various consumer-related opportunities.
         The Fund had a weight in Latin America of 4.0% comprised of energy-related and domestic consumption stocks. The holdings include Tenaris (seamless steel pipes), Wal-Mart de Mexico, and NII Holdings (Nextel of Latin America).

INVESTMENT OBJECTIVE AND STRATEGY
          The objective of the International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States.
          In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Sub- Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

PORTFOLIO SUMMARY

Net Asset Value 12/31/06:	$16.87 Per Share
6/30/06:	$15.48 Per Share

Total Net Assets:	$37.3 Million

Weighted Average Market Cap:	$57.1 Billion

PORTFOLIO STRUCTURE - BY REGION (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit International Growth Fund	MSCI EAFE Growth Index(1)	MSCI EAFE Index(2)

3 Month**	8.40%	9.40%	10.35%
6 Month**	9.94	11.93	14.69
1 Year	18.19	22.33	26.34
5 Year	6.69	12.27	14.98
10 Year	2.43	5.07	7.71
Inception	5.82	5.27	7.78
(11/1/91)

CUMULATIVE TOTAL RETURNS*

	Sit International Growth Fund	MSCI EAFE Growth Index(1)	MSCI EAFE Index(2)

1 Year	18.19%	22.33%	26.34%
5 Year	38.24	78.35	100.94
10 Year	27.19	64.02	110.09
Inception	136.09	118.09	211.68
(11/1/91)

*As of 12/31/06.	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index that measures the performance of over 1,100 international companies within the stock markets of Europe, Australasian and Far East.
(2)

An unmanaged index which measures the performance of international companies screened for liquidity, cross ownership, and industry representation within the stock markets of Europe, Australia, New Zealand and the Far East.

GROWTH OF $10,000

The sum of $10,000 invested on 12/31/96 and held until 12/31/06 would have grown to $12,719 in the Fund or $16,402 in the MSCI EAFE Growth Index assuming reinvestment of all dividends and capital gains.

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

Sit International Growth Fund

Portfolio of Investments - December 31, 2006 (Unaudited)

TOP 10 HOLDINGS

1.	BHP Billiton, Ltd.
2.	Rio Tinto, A.D.R.
3.	Veolia Environment
4.	Sumitomo Financial Group
5.	NII Holdings, Inc.
6.	Mitsubishi UFJ Financial Group, Inc.
7.	Schlumberger, Ltd.
8.	Novartis, A.G.
9.	Nestle, SA
10.	Roche Holdings, A.G.
Total Number of Holdings: 90

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (97.5%) (2)
Africa/ Middle East (0.8%)
Israel (0.8%)
7,600	Amdocs, Ltd., A.D.R. (Tech. Services) (3)	294,500

Asia (35.8%)
Australia (6.8%)
17,444	Australia and New Zealand Banking Group (Finance)	387,870
55,386	BHP Billiton, Ltd. (Non-Energy Minerals)	1,104,481
4,900	Rio Tinto, p.l.c., A.D.R. (Non-Energy Minerals)	1,041,201

		2,533,552

Hong Kong / China (5.1%)
65,800	Hongkong Land Holdings, Ltd. (Finance)	261,884
24,500	HSBC Holdings, p.l.c. (Finance)	446,414
18,600	HSBC Holdings, p.l.c. (Finance)	341,041
334,000	Petrochina Co., Ltd. (Energy Minerals)	473,262
31,600	Sun Hung Kai Properties, Ltd. (Finance)	363,041

		1,885,642

India * (0.7%)
6,500	ICICI Bank Ltd. (Finance)	271,310

Japan (22.5%)
10,200	AFLAC, Inc., A.D.R. (Finance)	469,200
30,000	Asahi Breweries (Consumer Non-Durables)	479,627
10,500	Canon, Inc. (Electronic Tech.)	590,408
57	DENTSU, Inc. (Consumer Svcs.)	166,951
65	East Japan Railway (Transportation)	433,679
5,900	FANUC LTD. (Producer Mfg.)	580,320
11,200	Honda Motor Co., Ltd. (Producer Mfg.)	441,778
14,200	Ito En, Ltd. (Consumer Non Durables)	433,788
11,000	Kao Corp. (Consumer Non-Durables)	296,337
7,000	Millea Holdings, Inc. (Finance)	246,737

Quantity	Name of Issuer	Market Value ($)(1)

8,400	Matsumotokiyoshi Co., Ltd. (Retail Trade)	186,463
63	Mitsubishi UFJ Financial Group, Inc. (Finance)	776,976
16,000	Mitsui O.S.K. Lines, Ltd. (Transportation)	157,643
52,000	Nippon Oil Corp. (Energy Minerals)	347,379
4,000	NITTO DENKO Corp. (Producer Mfg.)	200,076
20,000	Nomura Holdings, Inc. (Finance)	376,820
6,000	Seven & I Holdings Co., Ltd. (Retail Trade)	186,312
57,000	SHIMIZU Corp. (Producer Mfg.)	284,629
77	Sumitomo Mitsui Financial Group, Inc. (Finance)	788,385
7,500	Takeda Pharmaceutical Co. (Health Tech.)	514,246
5,200	Yamada Denki Co. (Retail Trade)	440,770

		8,398,524

South Korea (0.7%)
750	Samsung Electronics Co., G.D.R. (Electronic Tech.)	247,177

Europe (54.8%)
Austria (0.6%)
1,400	Raiffeisen Intl. Bank Holding A.G. (Finance)	213,245

Czech Republic (1.4%)
7,600	Central European Media Enterprises, Ltd. (Consumer Svcs.) (3)	532,000

Denmark (1.7%)
1,500	Genmab A/S (Health Technology) (3)	100,830
13,000	Vestas Wind Systems A/S (Process Industries) (3)	549,035

		649,865

Finland (0.8%)
15,050	Nokia Corp., A.D.R. (Electronic Tech.)	305,816

France (10.9%)
12,136	AXA (Finance)	490,817
3,353	BNP Paribas (Finance)	365,432
8,000	Business Objects, A.D.R. (Tech. Svcs.) (3)	315,600
2,392	Danone (Consumer Non-Durables)	362,104
3,264	Sanofi-Aventis (Health Tech.)	301,070
11,800	Schlumberger, Ltd. (Industrial Svcs.)	745,288
6,884	Total, S.A. (Energy Minerals)	496,091
12,578	Veolia Environment (Utilities)	968,623

		4,045,025

Germany (7.3%)
2,500	Allianz SE (Finance)	510,681

Quantity	Name of Issuer	Market Value ($)(1)

1,175	Fresenius AG (Health Tech.)	252,260
2,487	Muenchener Rueckver (Finance)	429,613
1,485	Puma AG (Consumer Durables)	578,981
10,892	SAP AG (Tech. Services)	579,394
3,896	Siemens AG (Producer Mfg.)	386,029

		2,736,958

Ireland (1.8%)
21,920	Anglo Irish Bank Corp. (Finance) (3)	452,361
12,250	C&C Group (Consumer Non-Durables)	218,072

		670,433

Italy (1.7%)
31,100	Azimut Holdings SpA (Finance) (3)	415,842
12,850	Banco Popolare di Milano Scarl (Finance)	222,823

		638,665

Netherlands (2.3%)
10,309	ING Groep N.V. (Finance)	456,622
10,910	Philips Electronics N.V. (Consumer Durables)	411,022

		867,644

Spain (1.8%)
7,600	Banco Bilbao Vizcaya, S.A. (Finance)	182,856
22,675	Telefonica, S.A. (Communications)	481,995

		664,851

Sweden (1.5%)
13,500	Ericsson, A.D.R. (Electronic Tech.)	543,105

Switzerland (11.9%)
7,614	Credit Suisse Group (Finance)	531,739
5,755	Kuehne & Nagel Intl. A.G. (Transportation)	417,941
1,982	Nestle, S.A. (Consumer Non-Durables)	703,044
12,586	Novartis, A.G. (Health Tech.)	724,311
2,146	Panalpina Welttransport Holding (Transportation) (3)	292,181
3,767	Roche Holdings, A.G. (Health Tech.)	674,277
4,576	Synthes, Inc. (Health Tech.) (3)	544,682
9,282	UBS, A.G. (Finance)	563,064

		4,451,239

United Kingdom (11.1%)
24,800	BAE Systems p.l.c. (Producer Manufacturing)	206,646
15,266	Barclays, p.l.c. (Finance)	218,107
5,100	BP p.l.c., A.D.R. (Energy Minerals)	342,210
21,018	Burberry Group, p.l.c. (Retail Trade)	265,527
4,829	Cairn Energy, p.l.c. (Energy Minerals) (3)	170,024
11,400	GlaxoSmithkline, A.D.R. (Health Tech.)	601,464
14,289	Ladbrokes p.l.c. (Consumer Services)	116,967
12,300	Pearson plc (Consumer Services)	185,730
9,835	Reckitt Benckiser, p.l.c. (Consumer Non-Durables)	449,259

Quantity	Name of Issuer	Market Value ($)(1)

9,427	Royal Bank of Scotland (Finance)	367,707
60,712	Tesco, p.l.c. (Retail Trade)	480,634
184,359	Vodafone Group, p.l.c. (Communications)	510,555
15,354	WPP Group p.l.c. (Consumer Svcs.)	207,495

		4,122,325

Latin America (4.0%)
Argentina (0.9%)
6,750	Tenaris S.A., A.D.R. (Industrial Services)	336,758

Mexico (3.1%)
12,100	NII Holdings, Inc. (Communications) (3)	779,724
88,260	Wal-Mart de Mexico (Retail Trade)	387,461

		1,167,185

North America (2.1%)
Canada (1.0%)
2,700	Suncor Energy, Inc. (Energy Minerals)	213,057
9,600	Talisman Energy, Inc. (Energy Minerals)	163,104

		376,161

United States (1.1%)
10,200	News Corp., Ltd., A.D.R. (Consumer Svcs.)	219,096
5,529	VeriFone Holdings, Inc. (Commercial Svcs.) (3)	195,727

		414,823

Total common stocks		36,366,803

(cost: $24,266,221)

Closed-End Mutual Fund (1.5%) (2)
12,033	India Fund* (Consumer Svcs.)	552,315

(cost: $277,861)

Short Term Securities (0.6%) (2)
231,000	Sit Money Market Fund, 4.99% (4)	231,000

(cost: $231,000)

Total investments in securities (cost: $24,775,082) (5)		$37,150,118

*	The fund’s total investment in India including the India Fund comprises 2.2% of the fund’s net assets.

See accompanying notes to portfolios of investments on page 44.

Sit Small Cap Growth Fund
Six Months Ended December 31, 2006

Portfolio Managers: Eugene C. Sit, Kent L. Johnson, Robert W. Sit, Matt T. Loucks, Michael J. Stellmacher

          The Sit Small Cap Growth Fund returned +2.24% over the past six months. This compares to the six-month return of +6.85% for the Russell 2000® Growth Index, while the Russell 2000® Index rose +9.38% over the period.

          Stocks rallied sharply following a mid-year correction, and small stocks posted another year of solid returns. In fact, on the heels of another year of outperformance, the small stock Russell 2000® Index has outperformed the S&P 500 Index in seven out of the last eight years. While this strong outperformance versus larger stocks can not continue indefinitely, small company valuations continue to remain attractive in view of their stronger earnings growth rates. In this regard, the Fund’s price-earnings (P/E) ratio (based on next twelve months earnings estimates) is actually lower at the end of 2006 (18.5x) than at the end of 2005 (20.1x).
          In addition to attractive valuations, our research effort continues to focus on strong secular “themes” that will serve to drive earnings growth in the years ahead. Examples of themes of companies held in the Fund with strong underlying fundamentals include: capital goods companies benefiting from global infrastructure spending (Joy Global, URS), health technology firms aimed at lowering costs of surgical procedures (Nuvasive, Inuitive Surgical), the outsourcing of transportation needs to logistics companies (UTI Worldwide), and the technology “arms providers” enabling telecom and cable companies to offer voice, video and data communications to consumers (Arris Group, Sonus Networks). The heaviest-weighted sectors within the Fund are health technology, electronic technology, industrial services and technology services.
          While the Fund benefited from overweighting the energy sector in the 2004-2005 period, the group underperformed the market over the past six months. The overweighted energy weighting within the Fund, which has been scaled back in recent months, was a key factor behind the Fund’s underperformance relative to the Russell 2000® Growth Index over the period. This was partially offset by strong stock selection in the electronic technology, industrial services and transportation sectors.
          We look forward to a promising year in 2007, and we greatly appreciate shareholders’ interest in the Fund.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of small growth companies with capitalizations of $2.5 billion or less at the time of purchase.

          The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

PORTFOLIO SUMMARY

Net Asset Value 12/31/06:	$34.21 Per Share
6/30/06:	$33.46 Per Share

Total Net Assets:	$99.2 Million
Weighted Average Market Cap:	$3.2 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Small Cap Growth Fund	Russell 2000® Growth Index(1)	Russell 2000® Index(2)

3 Month**	7.31%	8.765%	8.90%
6 Month**	2.24	6.85	9.38
1 Year	7.99	13.34	18.36
5 Year	6.30	6.93	11.39
10 Year	9.02	4.88	9.44
Inception	13.02	7.76	11.39
(7/1/94)

CUMULATIVE TOTAL RETURNS*

	Sit Small Cap Growth Fund	Russell 2000® Growth Index(1)	Russell 2000® Index(2)

1 Year	7.99%	13.34%	18.36%
5 Year	35.70	39.78	71.46
10 Year	137.07	61.03	146.41
Inception	362.74	154.87	285.72
(7/1/94)

*As of 12/31/06.	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
(2)	An unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index (an index of the 3,000 largest U.S. companies based on total market capitalization).

GROWTH OF $10,000

The sum of $10,000 invested on 12/31/96 and held until 12/31/06 would have grown to $23,707 in the Fund or $16,103 in the Russell 2000® Growth Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

1.	Frontier Oil Corp.
2.	Celgene Corp.
3.	Equitable Resources, Inc.
4.	Affiliated Managers Group, Inc.
5.	Coach, Inc.
6.	UTI Worldwide
7.	URS Corp.
8.	Southwestern Energy Co.
9.	SBA Communications Corp.
10.	Citrix Systems, Inc.
Total Number of Holdings: 93

Sit Small Cap Growth Fund
Portfolio of Investments - December 31, 2006 (Unaudited)

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (98.8%) (2)
Commercial Services (1.0%)
20,400	Aegean Marine Petroleum Network, Inc. (3)	334,560
15,900	Getty Images, Inc. (3)	680,838

		1,015,398

Communications (3.0%)
19,700	NII Holdings, Inc. (3)	1,269,468
62,650	SBA Communications Corp. (3)	1,722,875

		2,992,343

Consumer Durables (1.2%)
41,000	Scientific Games Corp. (3)	1,239,430

Consumer Non-Durables (3.7%)
17,600	Carter’s, Inc. (3)	448,800
46,800	Coach, Inc. (3)	2,010,528
34,500	Hansen Natural Corp. (3)	1,161,960

		3,621,288

Consumer Services (1.6%)
10,500	Aztar Corp. (3)	571,410
20,700	Life Time Fitness, Inc. (3)	1,004,157

		1,575,567

Electronic Technology (14.0%)
73,200	Agere Systems, Inc. (3)	1,401,780
114,800	Arris Group, Inc. (3)	1,436,148
44,600	CommScope, Inc. (3)	1,359,408
30,050	Fairchild Semiconductor International, Inc. (3)	505,141
29,160	Intersil Corp.	697,507
26,900	Macrovision Corp. (3)	760,194
41,000	Microsemi Corp. (3)	805,650
19,500	MICROS Systems, Inc. (3)	1,027,650
20,114	Rackable Systems, Inc. (3)	622,931
29,400	Radyne Corp. (3)	315,756
43,600	Silicon Laboratories, Inc. (3)	1,510,740
112,850	Sonus Networks, Inc. (3)	743,682
22,100	Trimble Navigation, Ltd. (3)	1,121,133
24,900	Varian Semiconductor Equip. Assoc., Inc. (3)	1,133,448
20,800	Xyratex, Ltd. (3)	448,864

		13,890,032

Energy Minerals (7.1%)
31,750	Arena Resources, Inc. (3)	1,356,042
15,800	ATP Oil & Gas Corp. (3)	625,206
89,200	Frontier Oil Corp.	2,563,608
240,475	Gasco Energy, Inc. (3)	589,164
51,600	Southwestern Energy Co. (3)	1,808,580
7,400	US BioEnergy Corp. (3)	125,800

		7,068,400

Quantity	Name of Issuer	Market Value ($)(1)

Finance (6.1%)
19,775	Affiliated Managers Group, Inc. (3)	2,078,946
15,600	Boston Private Financial Holdings, Inc.	440,076
16,900	Cowen Group, Inc. (3)	357,435
21,200	National Financial Partners Corp.	932,164
40,936	New York Community Bancorp, Inc.	659,070
20,800	The Navigators Group, Inc. (3)	1,002,144
30,640	UCBH Holdings, Inc.	538,038

		6,007,873

Health Services (6.9%)
26,700	Allscripts Healthcare Solutions, Inc. (3)	720,633
18,200	Covance, Inc. (3)	1,072,162
15,400	Healthways, Inc. (3)	734,734
42,500	Psychiatric Solutions, Inc. (3)	1,594,600
12,650	Stericycle, Inc. (3)	955,075
16,000	United Surgical Partners International, Inc. (3)	453,600
39,800	VCA Antech, Inc. (3)	1,281,162

		6,811,966

Health Technology (18.9%)
42,700	Amylin Pharmaceuticals, Inc. (3)	1,540,189
43,000	Celgene Corp. (3)	2,473,790
48,200	Conor Medsystems, Inc. (3)	1,510,106
103,650	CryoLife, Inc. (3)	792,923
59,200	CV Therapeutics, Inc. (3)	826,432
66,600	ev3, Inc. (3)	1,147,518
19,200	Immucor, Inc. (3)	561,216
12,600	Intuitive Surgical, Inc. (3)	1,208,340
36,200	Kyphon, Inc. (3)	1,462,480
30,900	Lifecell Corp. (3)	745,926
63,400	NuVasive, Inc. (3)	1,464,540
24,400	Palomar Medical Technologies, Inc. (3)	1,236,348
20,400	PerkinElmer, Inc.	453,492
18,500	ResMed, Inc. (3)	910,570
41,596	SurModics, Inc. (3)	1,294,468
24,600	Ventana Medical Systems, Inc. (3)	1,058,538

		18,686,876

Industrial Services (9.7%)
40,000	Chicago Bridge & Iron Co.	1,093,600
13,400	Core Laboratories N.V. (3)	1,085,400
28,900	Flotek Industries, Inc. (3)	810,645
19,171	Hydril (3)	1,441,467
23,300	Lufkin Industries, Inc.	1,353,264
29,350	McDermott International, Inc. (3)	1,492,741
23,300	Sterling Constructioin Company, Inc. (3)	507,008
43,200	URS Corp. (3)	1,851,120

		9,635,245

Quantity	Name of Issuer	Market Value ($)(1)

Non-Energy Minerals (1.8%)
16,300	RTI International Metals, Inc. (3)	1,274,986
17,200	Titanium Metals Corp. (3)	507,572

		1,782,558

Process Industries (0.2%)
22,400	Basin Water, Inc. (3)	151,648

Producer Manufacturing (7.8%)
47,625	AMETEK, Inc.	1,516,380
13,300	Anixter International, Inc. (3)	722,190
18,900	Astec Industries, Inc. (3)	663,390
22,200	IDEX Corp.	1,052,502
27,025	Joy Global, Inc.	1,306,388
29,850	Kaydon Corp.	1,186,239
26,600	Roper Industries, Inc.	1,336,384

		7,783,473

Retail Trade (2.2%)
49,475	Coldwater Creek, Inc. (3)	1,213,127
32,800	Jos. A. Bank Clothiers, Inc. (3)	962,680

		2,175,807

Technology Services (9.5%)
29,600	ANSYS, Inc. (3)	1,287,304
30,450	Business Objects S.A., A.D.R. (3)	1,201,252
17,700	CACI International, Inc. (3)	1,000,050
59,800	Citrix Systems, Inc. (3)	1,617,590
98,150	Informatica Corp. (3)	1,198,411
31,200	j2 Global Communications, Inc. (3)	850,200
38,800	Quest Software, Inc. (3)	568,420
12,500	Syntel, Inc.	335,000
35,400	The Ultimate Software Group, Inc. (3)	823,404
15,100	WebEx Communications, Inc. (3)	526,839

		9,408,470

Transportation (1.9%)
63,100	UTI Worldwide, Inc.	1,886,690

Utilities (2.2%)
53,200	Equitable Resources, Inc.	2,221,100

Total common stocks (cost: $78,276,155)		97,954,164

Short-Term Securities (0.0%) (2)
1,000	Sit Money Market Fund, 4.99% (4)	1,000

(cost: $1,000)

Total investments in securities (cost: $78,277,155) (5)		$97,955,164

See accompanying notes to portfolios of investments on page 44.

Sit Science and Technology Growth Fund
Six Months Ended December 31, 2006

Portfolio Managers: Eugene C. Sit, Robert W. Sit, Mark A. Pepper, Matt T. Loucks

          The Sit Science and Technology Growth Fund returned +7.29% over the past six months, compared to a +11.65% return for the NYSE Arca Tech 100 Index. The S&P 500 Index rose +12.74% over the period.

          While science and technology stocks rebounded along with the equity markets during the second half of the year, full year 2006 performance for the group was lackluster relative to broad market averages. Investor sentiment, however, has been improving in recent months, and we believe fundamentals support improved relative performance for technology stocks in 2007. First, as evidenced by the most recent earnings reports by several key science and technology bellwethers (Cisco, Google, IBM, Apple, Amgen, Genentech), business fundamentals have been favorable for many key sectors and momentum appears to be carrying into 2007. Second, after three years of being out of favor with investors, many technology stocks are trading at attractive valuations that are well below historical averages. Third, technology stocks are generating significant cash flow and balance sheets (in many cases) are debt-free. This is fueling merger and acquisition activity, along with allowing companies to return capital back to shareholders through dividends and share repurchases. Importantly, these attractive fundamental attributes are present across many different science and technology industries. Key areas of emphasis within the Fund include network security, wireless communications, data storage, business intelligence software, biotechnology and medical devices.
          The Fund’s relative return (to the Arca Tech 100 Index) was negatively impacted over the past six months by holdings in the technology services (NAVTEQ, J2 Global Communications, Ansys) and health technology (Amylin Pharmaceuticals, Advanced Medical Optics, SurModics) sectors. The Fund’s holdings within the electronic technology sector boosted relative returns over the period, driven by strong gains in Cisco Systems, Apple and Advanced Energy Industries. As of December 31, 2006, the Fund was 100% invested in equities, with the largest sector weights in Electronic Technology, Technology Services and Health Technology.
          We continue to believe that numerous positive secular trends support the fundamentals for companies involved in science and technology, and we remain optimistic about the Fund’s outlook.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies principally engaged in science and technology business activities. Such companies include those whose assets, gross income, or net profits are significantly committed to, or derived from, science and technology. The Adviser seeks stocks of science and technology companies having superior growth potential in virtually any industry in which they may be found.

PORTFOLIO SUMMARY

Net Asset Value 12/31/06:	$10.75 Per Share
6/30/06:	$10.02 Per Share

Total Net Assets:	$12.5 Million

Weighted Average Market Cap:	$43.6 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Science and Technology Growth Fund	NYSE Arca Tech 100 Index(1)	Nasdaq Composite Price Index(2)

3 Month**	6.12%	5.63%	6.95%
6 Month**	7.29	11.65	11.20
1 Year	1.80	4.68	9.51
3 Year	4.32	7.88	6.43
5 Year	-2.45	4.96	4.37
Inception	1.16	13.03	4.90
(12/31/97)

CUMULATIVE TOTAL RETURNS*

	Sit Science and Technology Growth Fund	NYSE Arca Tech 100 Index(1)	Nasdaq Composite Price Index(2)

1 Year	1.80%	4.68%	9.51%
3 Year	13.52	25.56	20.55
5 Year	-11.67	27.36	23.83
Inception	10.95	201.32	53.79
(12/31/97)

*As of 12/31/06	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index that measures the performance of 100 technology- related exchange-listed and over-the-counter stocks.
(2)

A broad-based capitalization-weighted index that measures stocks in all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index includes over 3,000 companies.

GROWTH OF $10,000

The sum of $10,000 invested at inception (12/31/97) and held until 12/31/06 would have grown to $11,095 in the Fund or $30,132 in the ArcaEx Tech 100 Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

1.	Cisco Systems, Inc.
2.	Google Inc.
3.	Apple Computer
4.	Genentech, Inc.
5.	Celgene Corp.
6.	Agilent Technologies Inc.
7.	Hewlett-Packard Co.
8.	SAP, A.D.R.
9.	Broadcom Corp.
10.	Qualcomm, Inc.
Total Number of Holdings: 64

Sit Science and Technology Growth Fund

Portfolio of Investments - December 31, 2006 (Unaudited)

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (99.6%) (2)
Consumer Durables (0.7%)
1,800	Electronic Arts, Inc (3)	90,648

Electronic Technology (37.6%)
12,000	Advanced Energy Industries, Inc. (3)	226,200
9,000	Agilent Technologies, Inc. (3)	313,650
5,000	Analog Devices, Inc.	164,350
5,800	Apple Computer, Inc. (3)	492,072
9,000	Broadcom Corp. (3)	290,790
26,100	Cisco Systems, Inc. (3)	713,313
14,300	EMC Corp. (3)	188,760
7,100	Hewlett-Packard Co.	292,449
9,000	Intel Corp.	182,250
3,100	LM Ericsson, A.D.R.	124,713
2,500	Lam Research Corp. (3)	126,550
6,600	Motorola, Inc.	135,696
5,300	Network Appliance, Inc. (3)	208,184
6,700	Nokia Corp.	136,144
7,400	Qualcomm, Inc.	279,646
4,500	Rackable Systems, Inc. (3)	139,365
13,000	Radyne ComStream, Inc. (3)	139,620
4,100	Silicon Laboratories Inc. (3)	142,065
9,500	Tellabs, Inc. (3)	97,470
7,300	Xilinx, Inc.	173,813
7,100	Xyratex, Ltd. (3)	153,218

		4,720,318

Health Technology (29.8%)
1,300	Alcon, Inc.	145,301
1,200	Allergan, Inc.	143,688
1,800	Amgen, Inc. (3)	122,958
4,700	Amylin Pharmaceuticals, Inc. (3)	169,529
6,800	Celgene Corp. (3)	391,204
10,900	CV Therapeutics, Inc. (3)	152,164
9,500	Elan Corp., A.D.R (3)	140,125
9,600	ev3, Inc. (3)	165,408
3,500	Foxhollow Technologies, Inc. (3)	75,530
5,000	Genentech, Inc. (3)	405,650
3,500	Gen-Probe, Inc. (3)	183,295
2,300	Genzyme Corp. (3)	141,634
3,000	Gilead Sciences, Inc. (3)	194,790
4,300	Kyphon, Inc. (3)	173,720
8,600	NuVasive, Inc. (3)	198,660
5,000	Surmodics, Inc. (3)	155,600
5,000	St. Jude Medical, Inc. (3)	182,800
2,800	Techne Corp. (3)	155,260
3,000	Thermo Fisher Scientific, Inc. (3)	135,870
2,800	Ventana Medical Systems, Inc. (3)	120,484
4,800	Vertex Pharmaceuticals, Inc. (3)	179,616

		3,733,286

Quantity	Name of Issuer	Market Value ($)(1)

Producer Manufacturing (2.4%)
3,900	Energy Conversion Devices, Inc. (3)	132,522
3,700	Harris Corp.	169,682

		302,204

Technology Services (29.1%)
6,600	Adobe Systems, Inc. (3)	271,392
2,400	Akamai Technologies, Inc. (3)	127,488
4,400	ANSYS, Inc. (3)	191,356
3,300	Autodesk, Inc.	133,518
10,000	BEA Systems, Inc. (3)	125,800
4,500	Business Objects, A.D.R. (3)	177,525
3,400	Cognizant Tech. Solutions Corp. (3)	262,344
4,400	First Data Corp.	112,288
5,000	Global Payments, Inc.	231,500
1,300	Google, Inc. (3)	598,624
7,000	J2 Global Communications, Inc. (3)	190,750
6,700	McAfee, Inc. (3)	190,146
8,500	Microsoft Corp.	253,810
4,200	NAVTEQ (3)	146,874
7,200	Oracle Corp. (3)	123,408
5,500	SAP, A.D.R.	292,050
4,400	Western Union Co.	98,648
4,900	Yahoo!, Inc. (3)	125,146

		3,652,667

Total common stocks		12,499,123

(cost: $10,365,799)

Short-Term Securities (0.7%) (2)
89,000	Sit Money Market Fund, 4.99% (4)	89,000

(cost: $89,000)

Total investments in securities (cost: $10,454,799) (5)		$12,588,123

See accompanying notes to portfolios of investments on page 44.

38

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Sit Developing Markets Growth Fund
Six Months Ended December 31, 2006

Portfolio Managers: Eugene C. Sit, Roger J. Sit, Raymond E. Sit

          The Sit Developing Markets Growth Fund posted solid returns for the six months ended December 31, 2006, appreciating +21.22% versus +22.09% for the MSCI Emerging Markets Index. The Asian material stocks were the primary reason for the slight underperformance. On the other hand, the Latin American and Eastern Europe holdings contributed to the positive performance; a result of positive stock selection and regional allocation.

          In Asia, the Fund increased its weighting to 62.6% versus the Index at 52.8%. Given our strong growth outlook for China, several holdings were added to the Fund, including: China Mobile, China Life Insurance, China Water Affairs, China Communications Construction, New Oriental Education and Technology, and Shanghai Jin Jiang International Hotels. In addition to China, the Fund still has significant positions in Taiwanese technology and Indian companies.
          The Latin American weight remained virtually unchanged at 24.6% versus 19.8% for the Index. These economies are continuing to benefit from relatively higher oil prices, leading to consumer consumption growth. The largest energy-related holdings consist of PetroBras and Tenaris, while the major consumer holdings comprise Homex (Mexican home builder), American Movil, NII Holdings (Nextel of Latin America), and Wal-Mart de Mexico.
          The volatility in select Eastern European countries led the Fund to trim its exposure in Turkey and Poland. Therefore, the Fund’s exposure to Europe decreased to 6.0% versus 15.6% for the Index. The Fund continues to hold Russian energy and telecommunication holdings and recently added the natural gas conglomerate, Gazprom. In addition, the Fund increased its position in Central European Media, a television broadcaster with operations throughout Eastern Europe.
          Given the Funds overweight in Asia, we remain significantly underweight in the Middle East and Africa (4.5% versus 11.8% for the Index). In South Africa the Fund holds Napsers Ltd. (pay television), Bidvest (financial conglomerate), and Sasol (energy-related activities). In addition, the Fund owns two Israeli software companies, Amdocs and Nice Systems.

INVESTMENT OBJECTIVE AND STRATEGY

          The Fund seeks to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

PORTFOLIO SUMMARY

Net Asset Value 12/31/06:	$21.02 Per Share
6/30/06:	$17.38 Per Share

Total Net Assets:	$15.8 Million

Weighted Average Market Cap:	$33.1 Billion

PORTFOLIO STRUCTURE - BY REGION (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index(1)	MSCI Emerging Markets Growth Index(2)

3 Month**	15.50%	17.28%	17.21%
6 Month**	21.22	22.09	24.25
1 Year	31.59	29.18	30.46
5 Year	19.57	23.52	21.94
10 Year	6.91	6.72	n/a
Inception	6.29	5.28	n/a
(7/1/94)

CUMULATIVE TOTAL RETURNS*

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index(1)	MSCI Emerging Markets Growth Index(2)

1 Year	31.59%	29.18%	30.46%
5 Year	144.42	187.54	169.59
10 Year	95.03	91.61	n/a
Inception	114.49	90.46	n/a
(7/1/94)

*As of 12/31/06	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index that measures the performance of over 1,000 international emerging companies representing the stock markets of approximately 25 countries.
(2)	An unmanaged index that measures the performance of over 1,000 international emerging companies representing the stock markets of approximately 25 countries.

GROWTH OF $10,000

The sum of $10,000 invested on 12/31/96 and held until 12/31/06 would have increased to $19,503 in the Fund, or $19,161 in the MSCI Emerging Markets Index assuming reinvestment of all dividends and capital gains.

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

Sit Developing Markets Growth Fund

Portfolio of Investments - December 31, 2006 (Unaudited)

10 LARGEST HOLDINGS

1.	Samsung Electronics
2.	America Movil, A.D.R
3.	Petrolieo Brasliero
4.	Companhia Vale do Rio Doce, A.D.R
5.	Hon Hai Precision, G.D.R.
6.	NII Holdings, Inc.
7.	Ports Design, Ltd.
8.	Anglo American p.l.c.
9.	India Fund
10.	Wal-Mart de Mexico
Total Number of Holdings: 77

Quantity	Name of Issuer	Market Value ($)(1)

Common Stocks (96.8%) (2)
Africa/ Middle East (4.5%)
Israel (2.1%)
4,600	Amdocs, Ltd. (Technology Svcs.) (3)	178,250
5,000	NICE Systems Ltd., A.D.R. (Electronic Tech.) (3)	153,900

		332,150

South Africa (2.4%)
5,300	Bidvest Group, Ltd. (Consumer Svcs.)	100,577
6,900	Naspers, Ltd. (Consumer Svcs.)	162,451
3,000	Sasol (Energy Minerals)	110,700

		373,728

Asia (60.6%)
Australia (3.6%)
7,910	BHP Billiton, Ltd., A.D.R. (Non-Energy Minerals)	314,422
1,200	Rio Tinto, A.D.R, (Non-Energy Minerals)	254,988

		569,410

China / Hong Kong (18.0%)
240,000	China Communications Construction. Co. (Transportation) (3)	237,308
4,533	China Life Insurance Co., A.D.R. (Utilities)	228,979
5,700	China Mobile, Ltd. (Communications)	246,354
238,000	China Oilfield Services, Ltd. (Industrial Svcs.)	165,251
760,000	China Water Affairs Group (Utilities) (3)	290,231
45,000	Hongkong Land Holdings, Ltd. (Finance)	179,100
3,100	New Oriental Education & Technology Group, A.D.R. (Consumer Svcs.) (3)	103,974
180,000	PetroChina Co. (Energy Minerals)	255,052
161,808	Ports Design, Ltd. (Retail Trade)	353,690
300,000	Shanghai Jin Jiang International Hotels Co. (Consumer Services) (3)	143,881
11,000	Sun Hung Kai Properties, Ltd. (Finance)	126,375
118,000	Tsingtao Brewery Co., Ltd. (Consumer Non-Durables)	199,063

Quantity	Name of Issuer	Market Value ($)(1)

48,000	Wumart Stores, Inc. (Retail Trade)	35,241
242,000	Xinao Gas Holdings, Ltd. (Utlities)	273,824

		2,838,323

India * (5.0%)
6,400	ICICI Bank, A.D.R. (Finance)	267,136
4,600	Infosys Technologies, Ltd., A.D.R. (Technology Svcs.)	250,976
620	Reliance Capital, Ltd. (Energy Minerals) (3)	8,504
4,700	Reliance Industries, Ltd., G.D.R. (Energy Minerals)	269,756

		796,372

Indonesia (1.8%)
71,500	PT Astra International Tbk (Producer Mfg.)	124,818
3,400	PT Telekomunikasi (Communications)	155,040

		279,858

Phillipines (1.2%)
991,000	Manila Water Co. (Utilities)	190,071

Russia (4.7%)
4,475	Gazprom, A.D.R. (Energy Minerals)	205,850
2,700	LUKOIL, A.D.R. (Energy Minerals)	237,465
3,800	Vimpel Communications, A.D.R. (Communications) (3)	300,010

		743,325

Singapore (1.6%)
51,600	KS Energy Services, Ltd. (Energy Minerals)	84,077
93,430	Starhub, Ltd. (Communications)	160,152

		244,229

South Korea (14.3%)
550	Cheil Communications, Inc. (Commercial Svcs.)	136,613
11,507	Industrial Bank of Korea (Finance)	207,126
5,200	Korea Electric Power Corp. (Utilities)	118,092
2,200	Kookmin Bank (Finance)	177,183
1,900	Kookmin Bank, A.D.R. (Finance)	153,216
1,831	Lotte Shopping Co., Ltd., G.D.R. (Retail Trade) (3)	37,169
1,800	POSCO, A.D.R. (Non-Energy Minerals)	148,806
1,080	Samsung Electronics (Electronic Tech.)	711,871
5,600	Shinhan Financial Group (Finance)	286,021
310	Shinsegae Co., Ltd. (Retail Trade)	193,333
3,100	SK Telecom Co., A.D.R. (Communications)	82,088

		2,251,518

Taiwan (9.3%)
36,300	Asustek Computer, Inc. (Electronic Tech.)	99,370
79,778	Cathay Financial Holding Co., Ltd. (Finance)	181,174
7,200	High Tech Computer Corp. (Electronic Tech.)	142,520
26,272	Hon Hai Precision Industry Co., Ltd. G.D.R.
	(Electronic Tech.)	373,060

Quantity	Name of Issuer	Market Value ($)(1)

10,800	Hon Hai Precision Industry Co. , Ltd. (Electronic Tech.)	77,060
9,350	MediaTek, Inc. (Electronic Tech.)	96,699
110,809	Taiwan Semiconductor Co. (Electronic Tech.)	229,542
24,513	Taiwan Semiconductor Manufacturing Co., Ltd., A.D.R. (Electronic Tech.)	267,927

		1,467,352

Thailand (1.1%)
45,000	Advanced Info Service Public Co., Ltd. (Communications)	96,473
22,500	Bangkok Bank Public Co., Ltd. (Finance)	71,577

		168,050

Europe (6.0%)
Czech Republic (3.8%)
4,200	Central European Media Enterprises, Ltd. (Consumer Svcs.) (3)	294,000
6,700	CEZ (Utilities)	308,140

		602,140

United Kingdom (2.2%)
7,090	Anglo American p.l.c. (Non-Energy Minerals)	345,654

Latin America (24.6%)
Argentina (1.4%)
4,650	Tenaris S.A., A.D.R. (Industrial Svcs.)	231,988

Brazil (10.9%)
4,800	AES Tiete S.A. (Utilities)	140,066
5,958	Banco Bradesco S.A. (Finance)	241,419
2,100	Companhia Brasileira de Distribuicao Grupo Pao de Acucar, A.D.R. (Retail Trade)	71,757
2,100	Companhia de Bebidas das Americas (Consumer Non-Durables)	102,480
14,600	Companhia Vale do Rio Doce, A.D.R. (Non-Energy Minerals)	434,204
3,883	Embraer de Aeronautica, A.D.R. (Producer Mfg.)	160,795
19,940	Petrobras (Energy Minerals)	465,111
6,900	Tele Norte Leste Participacoes, A.D.R. (Communications)	102,948

		1,718,780

Mexico (11.3%)
10,800	America Movil, A.D.R. (Communications)	488,376
3,000	Cemex S.A. de C.V., A.D.R. (Non-Energy Minerals)	101,490
6,400	Grupo Televisa S.A., A.D.R. (Consumer Svcs.)	172,864
4,200	Homex, A.D.R. (Consumer Durables) (3)	248,094
5,700	NII Holdings, Inc. (Communications) (3)	367,308

Quantity Name of Issuer		Market Value ($)(1)

2,800	Telefonos de Mexico, A.D.R. (Communications)	79,072
72,540	Wal-Mart de Mexico (Retail Trade)	318,450

		1,775,654

Peru (1.0%)
2,800	Southern Copper Corp. (Non-Energy Minerals)	150,892

North America (1.1%)
United States (1.1%)
4,661	VeriFone Holdings, Inc. (Commercial Services) (3)	164,999

Total common stocks		15,244,493

(cost: $7,772,374)

Closed-End Mutual Fund (2.0%) (2)
6,953	India Fund* (Consumer Services)	319,143

(cost: $144,360)

Short-Term Securities (1.5%) (2)
238,000	Sit Money Market Fund, 4.99% (4)	238,000

(cost: $238,000)

Total investments in securities (cost: $8,154,734) (5)		$15,801,636

* The fund’s total investment in India including the India Fund comprises 7.0% of the fund’s net assets.

See accompanying notes to portfolios of investments on page 44.

Sit Mutual Funds

Notes to Portfolios of Investments (Unaudited)

(1)	Securities are valued by procedures described in note 1 to the financial statements.

(2)	Percentage figures indicate percentage of total net assets.

(3)	Presently non-income producing securities.

(4)	This security represents an investment in an affiliated party. See note 3 to the accompanying financial statements.

(5)	At December 31, 2006, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

	Balanced Fund	Dividend Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund

Cost for federal income tax purposes	$10,135,998	$27,491,299	$86,453,336	$136,069,333

Unrealized appreciation (depreciation) on investments:
Gross unrealized appreciation	$1,949,153	$4,585,912	$21,646,804	$56,990,620
Gross unrealized depreciation	(195,101)	(112,398)	(2,456,649)	(3,611,408)

Net unrealized appreciation (depreciation)	$1,754,052	$4,473,514	$19,190,155	$53,379,212

	International Growth Fund	Small Cap Growth Fund	Science and Technology Growth Fund	Developing Markets Growth Fund

Cost for federal income tax purposes	$24,775,082	$78,277,155	$10,454,799	$8,154,734

Unrealized appreciation (depreciation) on investments:
Gross unrealized appreciation	$12,734,955	$23,913,922	$3,063,798	$7,665,966
Gross unrealized depreciation	(359,919)	(4,235,913)	(930,474)	(19,065)

Net unrealized appreciation (depreciation)	$12,375,036	$19,678,009	$2,133,324	$7,646,901

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Sit Mutual Funds
December 31, 2006

Statements of Assets and Liabilities (Unaudited)

		Dividend	Large Cap
	Balanced	Growth	Growth
	Fund	Fund	Fund

ASSETS
Investments in securities, at identified cost	$10,135,998	$27,491,299	$86,453,336

Investments in securities, at market value - see accompanying schedules for detail	$11,876,050	$30,975,813	$100,718,492
Investments in affiliated mutual funds	14,000	989,000	4,925,000
Cash in bank on demand deposit	23,231	17,271	876
Accrued interest and dividends receivable	48,251	48,124	111,920
Receivable for investment securities sold	105,523	37,485	1,666,705
Other receivables	—	—	11,169
Receivable for Fund shares sold	—	—	323,711

Total assets	12,067,055	32,067,693	107,757,873

LIABILITIES
Payable for investment securities purchased	48,832	226,152	625,535
Payable for Fund shares redeemed	—	—	115,825
Other payables	6,016	508	—
Accrued investment management and advisory services fee	9,755	24,907	86,278

Total liabilities	64,603	251,567	827,638

Net assets applicable to outstanding capital stock	$12,002,452	$31,816,126	$106,930,235

Net assets consist of:
Capital (par value and paid-in surplus)	$14,968,566	$26,957,411	$104,234,991
Undistributed (distributions in excess of) net investment income	(1,146)	5,408	7,682
Accumulated net realized gain (loss) from security transactions and foreign currency transactions	(4,719,020)	379,793	(16,502,593)
Unrealized appreciation (depreciation) on investments and foreign currency transactions	1,754,052	4,473,514	19,190,155

	$12,002,452	$31,816,126	$106,930,235

Outstanding shares:
Class I	749,167	2,198,099	2,645,877
Class S	—	203,008	—

Net assets applicable to outstanding shares:
Class I	12,002,452	29,128,508	106,930,235
Class S	—	2,687,617	—

Net asset value per share of outstanding capital stock:
Class I	$16.02	$13.25	$40.41
Class S	—	$13.24	—

				Science and	Developing
	Mid Cap	International	Small Cap	Technology	Markets
	Growth	Growth	Growth	Growth	Growth
	Fund	Fund	Fund	Fund	Fund

ASSETS
Investments in securities, at identified cost	$136,069,333	$24,775,082	$78,277,155	$10,454,799	$8,154,734

Investments in securities, at market value - see accompanying schedules for detail	$181,459,544	$36,919,118	$97,954,164	$12,499,123	$15,563,636
Investments in affiliated mutual funds	7,989,000	231,000	1,000	89,000	238,000
Cash in bank on demand deposit	505	231	—	12,423	15,069
Accrued interest and dividends receivable	113,669	97,772	18,376	2,208	42,531
Receivable for investment securities sold	2,101,151	115,136	1,539,765	168,572	—
Other receivables	—	—	51,397	—	5,511
Receivable for Fund shares sold	14,018	—	261	—	14,072

Total assets	191,677,887	37,363,257	99,564,963	12,771,326	15,878,819

LIABILITIES
Payable for investment securities purchased	65,414	—	168,846	194,075	—
Payable for Fund shares redeemed	—	3,713	39,355	—	98,012
Other payables	148,586	29,022	47,037	13,857	—
Accrued investment management and advisory services fee	177,241	48,812	120,194	13,808	25,192

Total liabilities	391,241	81,547	375,432	221,740	123,204

Net assets applicable to outstanding capital stock	$191,286,646	$37,281,710	$99,189,531	$12,549,586	$15,755,615

Net assets consist of:
Capital (par value and paid-in surplus)	$152,153,490	$57,459,237	$122,643,958	$30,724,700	$8,532,701
Undistributed (distributions in excess of) net investment income	(171,509)	46,361	(468,595)	(51,360)	13,654
Accumulated net realized gain (loss) from security transactions and foreign currency transactions	(14,074,547)	(32,600,017)	(42,663,841)	(20,257,078)	(437,643)
Unrealized appreciation (depreciation) on investments and foreign currency transactions	53,379,212	12,376,129	19,678,009	2,133,324	7,646,903

	$191,286,646	$37,281,710	$99,189,531	$12,549,586	$15,755,615

Outstanding shares:
Class I	13,682,796	2,210,529	2,899,791	1,167,386	749,406
Class S	—	—	—	—	—

Net assets applicable to outstanding shares:
Class I	191,286,646	37,281,710	99,189,531	12,549,586	15,755,615
Class S	—	—	—	—	—

Net asset value per share of outstanding capital stock:
Class I	$13.98	$16.87	$34.21	$10.75	$21.02
Class S	—	—	—	—	—

See accompanying notes to financial statements on page 54.

Sit Mutual Funds
Six Months Ended December 31, 2006

Statements of Operations (Unaudited)

		Dividend	Large Cap	Mid Cap
	Balanced	Growth	Growth	Growth
	Fund	Fund	Fund	Fund

Investment income:
Income:
Dividends *	$84,289	$378,669	$771,701	$535,345
Interest	118,049	27,987	140,767	369,588

Total income	202,338	406,656	912,468	904,933

Expenses (note 3):
Investment management and advisory services fee	59,448	140,276	507,641	1,170,046
12b-1 Fee - Class S	—	838	—	—
Less fees and expenses absorbed by investment adviser	—	—	—	(93,604)

Total net expenses	59,448	141,114	507,641	1,076,442

Net investment income (loss)	142,890	265,542	404,827	(171,509)

Realized and unrealized gain (loss) on investments :
Net realized gain (loss)	240,813	610,202	2,847,851	12,390,924
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	501,012	2,108,618	4,807,698	1,412,730
Realized gain (loss) on foreign currency transactions	—	—	—	—

Net gain (loss) on investments	741,825	2,718,820	7,655,549	13,803,654

Net increase (decrease) in net assets resulting from operations	$884,715	$2,984,362	$8,060,376	$13,632,145

* Dividends are net of foreign withholding tax of $12,035 and $14,365 in the International Growth Fund and Developing Markets Growth Fund, respectively.

			Science and	Developing
	International	Small Cap	Technology	Markets
	Growth	Growth	Growth	Growth
	Fund	Fund	Fund	Fund

Investment income:
Income:
Dividends *	$311,390	$152,589	$26,136	$146,713
Interest	22,457	125,373	8,269	9,078

Total income	333,847	277,962	34,405	155,791

Expenses (note 3):
Investment management and advisory services fee	325,913	746,557	95,294	140,406
12b-1 Fee - Class S	—	—	—	—
Less fees and expenses absorbed by investment adviser	(61,659)	—	(9,529)	—

Total net expenses	264,254	746,557	85,765	140,406

Net investment income (loss)	69,593	(468,595)	(51,360)	15,385

Realized and unrealized gain (loss) on investments :
Net realized gain (loss)	468,256	2,339,567	506,495	455,127
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	2,858,414	63,262	448,587	2,323,270
Realized gain (loss) on foreign currency transactions	(1,197)	—	—	(377)

Net gain (loss) on investments	3,325,473	2,402,829	955,082	2,778,020

Net increase (decrease) in net assets resulting from operations	$3,395,066	$1,934,234	$903,722	$2,793,405

See accompanying notes to financial statements on page 54.

Sit Mutual Fund

Statements of Changes in Net Assets

	Balanced		Dividend
	Fund		Growth Fund

	Six Months		Six Months
	Ended		Ended
	December 31,	Year ended	December 31,	Year ended
	2006	June 30,	2006	June 30,
	(Unaudited)	2006	(Unaudited)	2006

Operations:
Net investment income (loss)	$142,890	$216,169	$265,542	$410,743
Net realized gain (loss) on investments	240,813	557,766	610,202	333,820
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	501,012	(46,730)	2,108,618	1,571,176
Net realized gain (loss) on foreign currency transactions	—	—	—	—

Net increase (decrease) in net assets resulting from operations	884,715	727,205	2,984,362	2,315,739

Distributions to shareholders from:
Net investment income
Class I	(201,000)	(212,000)	(361,209)	(360,567)
Class S	—	—	(12,791)	(432)
Net realized gains on investments
Class I	—	—	(421,852)	(225,199)
Class S	—	—	(39,234)	—

Total distributions	(201,000)	(212,000)	(835,086)	(586,198)

Capital share transactions:
Proceeds from shares sold
Class I	879,217	1,107,413	4,688,284	9,310,708
Class S	—	—	2,589,959	148,812
Reinvested distributions
Class I	199,517	210,264	751,587	553,551
Class S	—	—	52,025	432
Payments for shares redeemed
Class I	(1,376,891)	(2,467,234)	(2,571,842)	(1,650,145)
Class S	—	—	(28,675)	(103,054)

Increase (decrease) in net assets from capital share transactions	(298,157)	(1,149,557)	5,481,338	8,260,304

Total increase (decrease) in net assets	385,558	(634,352)	7,630,614	9,989,845

Net assets
Beginning of period	11,616,894	12,251,246	24,185,512	14,195,667

End of period *	$12,002,452	$11,616,894	$31,816,126	24,185,512

Capital transactions in shares:
Sold
Class I	57,650	72,829	370,614	791,386
Class S	—	—	197,358	12,109
Reinvested distributions
Class I	12,836	13,980	57,605	47,474
Class S	—	—	3,926	35
Redeemed
Class I	(88,411)	(163,103)	(198,216)	(140,037)
Class S	—	—	(2,221)	(8,200)

Net increase (decrease)	(17,925)	(76,294)	429,066	702,767

* includes undistributed net investment income	$—	$56,964	$5,408	$113,866

	Large Cap		Mid Cap		International
	Growth Fund		Growth Fund		Growth Fund

	Six Months		Six Months		Six Months
	Ended		Ended		Ended
	December 31,	Year ended	December 31,	Year ended	December 31,	Year ended
	2006	June 30,	2006	June 30,	2006	June 30,
	(Unaudited)	2006	(Unaudited)	2006	(Unaudited)	2006

Operations:
Net investment income (loss)	$404,827	$396,309	($171,509)	($71,694)	$69,593	$307,462
Net realized gain (loss) on investments	2,847,851	2,613,549	12,390,924	25,755,297	468,256	1,367,545
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	4,807,698	3,560,526	1,412,730	3,751,384	2,858,414	5,615,497
Net realized gain (loss) on foreign currency transactions	—	—	—	—	(1,197)	(2,930)

Net increase (decrease) in net assets resulting from operations	8,060,376	6,570,384	13,632,145	29,434,987	3,395,066	7,287,574

Distributions to shareholders from:
Net investment income
Class I	(730,000)	(142,009)	—	—	(326,000)	(155,624)
Class S	—	—	—	—	—	—
Net realized gains on investments
Class I	—	—	—	—	—	—
Class S	—	—	—	—	—	—

Total distributions	(730,000)	(142,009)	—	—	(326,000)	(155,624)

Capital share transactions:
Proceeds from shares sold
Class I	12,651,893	48,327,703	2,828,726	32,211,296	1,419,568	3,805,246
Class S	—	—	—	—	—	—
Reinvested distributions
Class I	717,055	139,973	—	—	315,077	150,321
Class S	—	—	—	—	—	—
Payments for shares redeemed
Class I	(15,641,957)	(22,683,527)	(16,715,374)	(69,554,035)	(2,221,544)	(5,539,961)
Class S	—	—	—	—	—	—

Increase (decrease) in net assets from capital share transactions	(2,273,009)	25,784,149	(13,886,648)	(37,342,739)	(486,899)	(1,584,394)

Total increase (decrease) in net assets	5,057,367	32,212,524	(254,503)	(7,907,752)	2,582,167	5,547,556
Net assets
Beginning of period	101,872,868	69,660,344	191,541,149	199,448,901	34,699,543	29,151,987

End of period *	$106,930,235	$101,872,868	$191,286,646	$191,541,149	$37,281,710	$34,699,543

Capital transactions in shares:
Sold
Class I	328,944	1,281,385	217,036	2,494,929	87,853	259,299
Class S	—	—	—	—	—	—
Reinvested distributions
Class I	17,541	3,705	—	—	18,755	10,475
Class S	—	—	—	—	—	—
Redeemed
Class I	(410,270)	(608,057)	(1,260,365)	(5,452,712)	(137,355)	(396,344)
Class S	—	—	—	—	—	—

Net increase (decrease)	(63,785)	677,033	(1,043,329)	(2,957,783)	(30,747)	(126,570)

* includes undistributed net investment income	$7,682	$332,855	$—	$—	$46,361	$302,768

See accompanying notes to financial statements on page 54.

Sit Mutual Funds

Statements of Changes in Net Assets (continued)

	Small Cap		Science and Technology
	Growth Fund		Growth Fund

	Six Months		Six Months
	Ended		Ended
	December 31,	Year ended	December 31,	Year ended
	2006	June 30,	2006	June 30,
	(Unaudited)	2006	(Unaudited)	2006

Operations:
Net investment income (loss)	($468,595)	($1,500,439)	($51,360)	($106,802)
Net realized gain (loss) on investments	2,339,567	65,957,997	506,495	1,360,505
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	63,262	(22,453,267)	448,587	256,256
Net realized gain (loss) on foreign currency transactions	—	—	—	—

Net increase (decrease) in net assets resulting from operations	1,934,234	42,004,291	903,722	1,509,959

Distributions to shareholders from:
Net investment income
Class I	—	—	—	—
Class S	—	—	—	—
Net realized gains on investments
Class I	—	—	—	—
Class S	—	—	—	—

Total distributions	—	—	—	—

Capital share transactions:
Proceeds from shares sold
Class I	2,653,320	67,113,600	177,903	993,856
Class S	—	—	—	—
Reinvested distributions
Class I	—	—	—	—
Class S	—	—	—	—
Payments for shares redeemed
Class I	(12,374,970)	(182,685,874)	(1,556,427)	(4,021,634)
Class S	—	—	—	—

Increase (decrease) in net assets from capital share transactions	(9,721,650)	(115,572,274)	(1,378,524)	(3,027,778)

Total increase (decrease) in net assets	(7,787,416)	(73,567,983)	(474,802)	(1,517,819)

Net assets
Beginning of period	106,976,947	180,544,930	13,024,388	14,542,207

End of period *	$99,189,531	$106,976,947	$12,549,586	$13,024,388

Capital transactions in shares:
Sold
Class I	80,248	2,134,112	17,273	94,836
Class S	—	—	—	—
Reinvested distributions
Class I	—	—	—	—
Class S	—	—	—	—
Redeemed
Class I	(377,215)	(5,446,229)	(149,097)	(387,380)
Class S	—	—	—	—

Net increase (decrease)	(296,967)	(3,312,117)	(131,824)	(292,544)

* includes undistributed net investment income	$—	$—	$—	$—

	Developing Markets
	Growth Fund

	Six Months
	Ended
	December 31,	Year ended
	2006	June 30,
	(Unaudited)	2006

Operations:
Net investment income (loss)	$15,385	$33,508
Net realized gain (loss) on investments	455,127	1,505,004
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	2,323,270	2,399,673
Net realized gain (loss) on foreign currency transactions	(377)	(239)

Net increase (decrease) in net assets resulting from operations	2,793,405	3,937,946

Distributions to shareholders from:
Net investment income
Class I	(35,000)	(51,306)
Class S	—	—
Net realized gains on investments
Class I	—	—
Class S	—	—

Total distributions	(35,000)	(51,306)

Capital share transactions:
Proceeds from shares sold
Class I	1,565,330	8,600,888
Class S	—	—
Reinvested distributions
Class I	34,063	50,380
Class S	—	—
Payments for shares redeemed
Class I	(1,659,459)	(10,055,526)
Class S	—	—

Increase (decrease) in net assets from capital share transactions	(60,066)	(1,404,258)

Total increase (decrease) in net assets	2,698,339	2,482,382

Net assets
Beginning of period	13,057,276	10,574,894

End of period *	$15,755,615	$13,057,276

Capital transactions in shares:
Sold
Class I	83,347	533,524
Class S	—	—
Reinvested distributions
Class I	1,642	3,193
Class S	—	—
Redeemed
Class I	(86,887)	(600,702)
Class S	—	—

Net increase (decrease)	(1,898)	(63,985)

* includes undistributed net investment income	$13,654	$33,269

See accompanying notes to financial statements on page 54.

Sit Mutual Funds

Notes to Financial Statements

(1)	Summary of Significant Accounting Policies

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Developing Markets Growth, Sit Small Cap Growth, Sit Dividend Growth, Sit International Growth, Sit Balanced, and Sit Science and Technology Growth Funds are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). Each fund has 10 billion authorized shares of capital stock with a par value of $0.001. The investment objective for each Fund is as follows:

Fund	Investment Objective
Balanced	Long-term growth consistent with the preservation of principal and to provide regular income.
Dividend Growth	Provide current income that exceeds the dividend yield of the S&P 500 Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Large Cap Growth Fund, Inc.	Maximize long-term capital appreciation.
Mid Cap Growth Fund, Inc.	Maximize long-term capital appreciation.
International Growth	Maximize long-term growth.
Small Cap Growth	Maximize long-term capital appreciation.
Science and Technology Growth	Maximize long-term capital appreciation.
Developing Markets Growth	Maximize long-term capital appreciation.

The Dividend Growth Fund offers Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the Funds are summarized below:

Short-Term Trading (Redemption) Fees

The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital.

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices are obtained from independent pricing services. Debt securities maturing more than 60 days are priced by an independent pricing service. When market quotations are not readily available, or when the Advisor becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. Debt securities maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

Line of Credit

The Funds have a $25,000,000 committed line of credit through PNC Bank, N.A., whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary purposes. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus fifty basis points (0.50%). The Funds had no borrowings outstanding during the year ended December 31, 2006.

Illiquid Securities

Each Fund currently limits investments in illiquid securities to 15% of net assets. At December 31, 2006, there were no securities held by the Funds deemed illiquid by the investment adviser. Pursuant to the guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the limitation specified above.

Foreign Currency Translations and Forward Foreign Currency Contracts

The market value of securities and other assets and liabilities denominated in foreign currencies for Developing Markets Growth Fund and International Growth Fund are translated daily into U.S. dollars at the closing rate of exchange (approximately 12:30 p.m. E.S.T). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Developing Markets Growth and International Growth Funds may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting

Sit Mutual Funds

Notes to Financial Statements (continued)

unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains differ for financial statement and tax purposes because of losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period).

The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

As of June 30, 2006, for federal income tax purposes, some Funds have capital loss carryovers which, if not offset by subsequent capital gains, will begin to expire as follows:

	Loss Carryover	Expiration Years
Balanced	$4,889,061	2010-2013
Large Cap Growth	19,313,665	2010-2012
Mid Cap Growth	26,411,586	2010-2012
International Growth	33,066,574	2009-2015
Small Cap Growth	44,998,219	2010-2012
Science & Technology Growth	20,716,461	2010-2013
Developing Markets Growth	892,601	2008-2015

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced and Dividend Growth Funds and declared and paid annually for Science and Technology Growth, Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results.

Actual results could differ from those estimates.

(2)	Investment Security Transactions
Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended December 31, 2006, were as follow:

	Purchases ($)	Proceeds ($)
Balanced Fund	1,983,801	2,348,129
Dividend Growth	8,873,280	4,259,592
Large Cap Growth Fund	13,736,215	15,915,895
Mid Cap Growth Fund	31,762,318	39,031,718
International Growth Fund	3,136,735	3,323,360
Small Cap Growth Fund	18,733,775	23,419,001
Science and Technology Growth Fund	2,197,343	3,308,187
Developing Markets Growth Fund	1,628,896	1,642,522

(3)	Expenses
Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

	Contractural Management Fee	Management Fee Net of Adviser’s Voluntary Fee Waiver
Balanced Fund	1.00%	1.00%
Dividend Growth Fund Class I and Class S	1.00%	1.00%
Large Cap Growth Fund	1.00%	1.00%
Mid Cap Growth Fund	1.25%	1.15%
International Growth Fund	1.85%	1.50%
Small Cap Growth Fund	1.50%	1.50%
Science and Technology Growth Fund	1.50%	1.35%
Developing Markets Growth Fund	2.00%	2.00%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions and other transaction charges relating to investing activities).

In addition to the annual 1.00% management fee the Dividend Growth Fund Class S also has a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of its shares.

Sit Mutual Funds

Notes to Financial Statements (continued)

For the periods through December 31, 2007 the Adviser has agreed to limit the management fee of the Mid Cap Growth Fund, International Growth Fund, and Science and Technology Growth Fund, to 1.15%, 1.50%, and 1.35% of the Fund’s average daily net assets, respectively.

The Funds invest in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal to all fees otherwise due to them under their investment management agreement for the assets invested in the Sit Money Market Fund. The Funds owned the following shares as of December 31, 2006:

Fund	Shares
Balanced Fund	14,000
Dividend Growth Fund	989,000
Large Cap Growth Fund	4,925,000
Mid Cap Growth Fund	7,989,000
International Growth Fund	231,000
Small Cap Growth Fund	1,000
Science and Technology Growth Fund	89,000
Developing Markets Growth Fund	238,000

Investment Sub-Adviser

SIA has entered into a sub-advisory arrangement with an affiliated international investment adviser, Sit/Kim International Investment Associates, Inc. (“SKI”). SKI provides investment research information and portfolio management service for the Developing Markets Growth Fund and International Growth Fund. Generally, as compensation for its services under the sub-advisory agreement, SIA pays SKI a monthly fee of 1/12 of .75% (.65% net of waiver for the International Growth Fund) on the first $100 million of each Fund’s average daily net assets, 1/12 of .50% on the next $100 million of average daily net assets and 1/12 of .40% of average daily net assets in excess of $200 million. SKI has agreed to waive any fees under the agreement to the extent that cumulative out of pocket expenses of each Fund borne by SIA exceed the cumulative fees received by SIA pursuant to each Fund’s investment management agreement. In accordance with the agreement, fees of $167,105 were paid or payable to SKI for the period ended December 31, 2006.

Transactions with affiliates
The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of December 31, 2006:

		% Shares
	Shares	Outstanding
Balanced Fund	212,372	28.3
Dividend Growth Fund	625,177	26.0
Large Cap Growth Fund	470,144	17.8
Mid Cap Growth Fund	3,006,828	22.0
International Growth Fund	754,676	34.1
Small Cap Growth Fund	861,658	29.7
Science and Technology Growth Fund	550,630	47.2
Developing Markets Growth Fund	176,310	23.5

Sit Balanced Fund

Financial Highlights

	Six months ended December 31, 2006 (Unaudited)

			Years Ended June 30,

			2006	2005	2004	2003

Net Asset Value:
Beginning of period	$15.14		$14.53	$13.80	$12.47	$12.29

Operations:
Net investment income (2)	.19		.28	.26	.21	.29
Net realized and unrealized gains (losses) on investments	.95		.59	.73	1.34	.22

Total from operations	1.14		.87	.99	1.55	.51

Distributions to Shareholders:
From net investment income	(.26)		(.26)	(.26)	(.22)	(.33)
From net realized gains	—		—	—	—	—

Total distributions	(.26)		(.26)	(.26)	(.22)	(.33)

Net Asset Value:
End of period	$16.02		$15.14	$14.53	$13.80	$12.47

Total investment return (1)	7.62%		6.03%	7.28%	12.53%	4.43%

Net assets at end of period (000’s omitted)	$12,002		$11,617	$12,251	$12,441	$16,065

Ratios:
Expenses to average daily net assets	1.00	% (3)	1.00%	1.00%	1.00%	1.00%
Net investment income to average daily net assets	2.40	% (3)	1.84%	1.84%	1.58%	2.54%
Portfolio turnover rate (excluding short-term securities)	16.90%		50.00%	36.32%	44.82%	48.86%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

(3)	Percentages for the period ended December 31, 2006 are adjusted to an annual rate.

Sit Dividend Growth Fund Class I

Financial Highlights

	Six months ended December 31, 2006 (Unaudited)
						Six months Ended June 30, 2004
			Years Ended June 30,

			2006		2005

Net Asset Value:
Beginning of period	$12.26		$11.18		$10.14	$10.00

Operations:
Net investment income (loss) (2)	.12		.25		.21	.08
Net realized and unrealized gains (losses) on investments	1.24		1.20		1.01	.10

Total from operations	1.36		1.45		1.22	.18

Distributions to Shareholders:
From net investment income	(.17)		(.23)		(.18)	(.04)
From net realized gains	(.20)		(.14)		—	—

Total distributions	(.37)		(.37)		(.18)	(.04)

Net Asset Value:
End of period	$13.25		$12.26		$11.18	$10.14

Total investment return (1)	11.15%		13.20%		12.12%	1.75%

Net assets at end of period (000’s omitted)	$29,129		$24,137		$14,196	$6,872

Ratios:
Expenses to average daily net assets	1.00	% (3)	1.00%		1.00%	1.00	% (3)
Net investment income (loss) to average daily net assets	1.88	% (3)	2.09%		1.94%	1.79	% (3)
Portfolio turnover rate (excluding short-term securities)	15.59	% (4)	41.28	% (4)	54.89%	13.67%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

(3)	Percentages are adjusted to an annual rate.

(4)	The turnover rate presented is for the entire fund.

See accompanying notes to financial statements on page 54.

Sit Dividend Growth Fund Class S

Financial Highlights

	Six months ended December 31, 2006 (Unaudited)		Three months Ended June 30, 2006

Net Asset Value:
Beginning of period	$12.26		$12.28

Operations:
Net investment income (loss) (2)	.12		.05
Net realized and unrealized gains (losses) on investments	1.22		(.02)

Total from operations	1.34		.03

Distributions to Shareholders:
From net investment income	(.16)		(.05)
From net realized gains	(.20)		—

Total distributions	(.36)		(.05)

Net Asset Value:
End of period	$13.24		$12.26

Total investment return (1)	10.95%		0.27%

Net assets at end of period (000’s omitted)	$2,688		$48

Ratios:
Expenses to average daily net assets	1.25	% (3)	1.25	% (3)
Net investment income (loss) to average daily net assets	1.63	% (3)	1.84	% (3)
Portfolio turnover rate (excluding short-term securities)	15.59	% (4)	41.28	% (4)

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

(3)	Percentages are adjusted to an annual rate.

(4)	The turnover rate presented is for the entire fund.

Sit Large Cap Growth Fund

Financial Highlights

	Six months ended December 31, 2006 (Unaudited)

			Years Ended June 30,

			2006	2005	2004	2003

Net Asset Value:
Beginning of period	$37.60		$34.27	$31.96	$26.92	$26.40

Operations:
Net investment income (loss) (2)	.15		.17	.16	.01	.02
Net realized and unrealized gains (losses) on investments	2.94		3.23	2.27	5.05	.50

Total from operations	3.09		3.40	2.43	5.06	.52

Distributions to Shareholders:
From net investment income	(.28)		(.07)	(.12)	(.02)	—
From net realized gains	—		—	—	—	—

Total distributions	(.28)		(.07)	(.12)	(.02)	—

Net Asset Value:
End of period	$40.41		$37.60	$34.27	$31.96	$26.92

Total investment return (1)	8.20%		9.91%	7.62%	18.81%	1.97%

Net assets at end of period (000’s omitted)	$106,930		$101,873	$69,660	$63,774	$59,324

Ratios:
Expenses to average daily net assets	1.00	% (3)	1.00%	1.00%	1.00%	1.00%
Net investment income (loss) to average daily net assets	0.80	% (3)	0.46%	0.49%	0.02%	0.08%
Portfolio turnover rate (excluding short-term securities)	14.14%		23.71%	23.22%	29.71%	33.40%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

(3)	Percentages for the period ended December 31, 2006 are adjusted to an annual rate.

See accompanying notes to financial statements on page 54.

Sit Mid Cap Growth Fund

Financial Highlights

	Six months ended December 31, 2006 (Unaudited)

			Years Ended June 30,

			2006		2005		2004		2003

Net Asset Value:
Beginning of period	$13.01		$11.28		$10.23		$8.06		$7.91

Operations:
Net investment income (loss) (3)	(.01)		—		(.07)		(.07)		(.05)
Net realized and unrealized gains (losses) on investments	.98		1.73		1.12		2.24		.20

Total from operations	.97		1.73		1.05		2.17		.15

Distributions to Shareholders:
From net investment income	—		—		—		—		—
From net realized gains	—		—		—		—		—

Total distributions	—		—		—		—		—

Net Asset Value:
End of period	$13.98		$13.01		$11.28		$10.23		$8.06

Total investment return (1)	7.46%		15.34%		10.26%		26.92%		1.90%

Net assets at end of period (000’s omitted)	$191,287		$191,541		$199,449		$204,946		$170,173

Ratios:
Expenses to average daily net assets	1.15	% (2)	1.15	% (2)	1.15	% (2)	1.15	% (2)	1.15	% (2)
Net investment income (loss) to average daily net assets	(0.18	%) (2)	(0.03	%) (2)	(0.66	%) (2)	(0.71	%) (2)	(0.73	%) (2)
Portfolio turnover rate (excluding short-term securities)	18.10%		32.48%		39.74%		65.14%		53.19%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)

Percentages for the period ended December 31, 2006 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.25% of average daily net assets. However, during the period ended December 31, 2006 and the years ended June 30, 2006, 2005, 2004, and 2003, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been (0.28%), (0.13%), (0.76%), (0.81%), and (0.83%), respectively.

(3)	The net investment income (loss) per share is based on average shares outstanding for the period.

Sit International Growth Fund

Financial Highlights

	Six months ended December 31, 2006 (Unaudited)

			Years Ended June 30,

			2006		2005		2004		2003

Net Asset Value:
Beginning of period	$15.48		$12.31		$11.24		$9.39		$10.79

Operations:
Net investment income (loss) (3)	.03		.14		.07		.01		.07
Net realized and unrealized gains (losses) on investments	1.51		3.10		1.03		1.92		(1.47)

Total from operations	1.54		3.24		1.10		1.93		(1.40)

Distributions to Shareholders:
From net investment income	(.15)		(.07)		(.03)		(.08)		—
From net realized gains	—		—		—		—		—

Total distributions	(.15)		(.07)		(.03)		(.08)		—

Net Asset Value:
End of period	$16.87		$15.48		$12.31		$11.24		$9.39

Total investment return (1)	9.94%		26.37%		9.80%		20.63%		(12.97%)

Net assets at end of period (000’s omitted)	$37,282		$34,700		$29,152		$34,281		$48,533

Ratios:
Expenses to average daily net assets	1.50	% (2)	1.50	% (2)	1.50	% (2)	1.50	% (2)	1.50	% (2)
Net investment income (loss) to average daily net assets	0.39	% (2)	0.95	% (2)	0.56	% (2)	0.14	% (2)	0.81	% (2)
Portfolio turnover rate (excluding short-term securities)	8.97%		20.21%		28.27%		44.37%		21.02%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)

Percentages for the period ended December 31, 2006 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.85% of average daily net assets. However, during the period ended December 31, 2006 and the years ended June 30, 2006, 2005, 2004, and 2003, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.85% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have have been 0.04%, 0.60%, 0.21%, (0.21%), and 0.46%, respectively.

(3)	The net investment income (loss) per share is based on average shares outstanding for the period.

See accompanying notes to financial statements on page 54.

Sit Small Cap Growth Fund

Financial Highlights

	Six months ended December 31, 2006 (Unaudited)

			Years Ended June 30,

			2006	2005	2004	2003

Net Asset Value:
Beginning of period	$33.46		$27.74	$25.29	$21.64	$21.06

Operations:
Net investment income (loss) (2)	(.15)		(.23)	(.27)	(.27)	(.18)
Net realized and unrealized gains (losses) on investments	.90		5.95	2.72	3.92	.76

Total from operations	.75		5.72	2.45	3.65	.58

Distributions to Shareholders:
From net investment income	—		—	—	—	—
From net realized gains	—		—	—	—	—

Total distributions	—		—	—	—	—

Net Asset Value:
End of period	$34.21		$33.46	$27.74	$25.29	$21.64

Total investment return (1)	2.24%		20.62%	9.69%	16.87%	2.75%

Net assets at end of period (000’s omitted)	$99,190		$106,977	$180,545	$199,810	$182,912

Ratios:
Expenses to average daily net assets	1.50	% (3)	1.50%	1.50%	1.50%	1.50%
Net investment income (loss) to average daily net assets	(0.94	%) (3)	(0.67%)	(1.08%)	(1.10%)	(1.00%)
Portfolio turnover rate (excluding short-term securities)	22.55%		54.73%	33.75%	65.79%	59.98%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

(3)	Percentages for the period ended December 31, 2006 are adjusted to an annual rate.

Sit Science and Technology Growth Fund

Financial Highlights

	Six months ended December 31, 2006 (Unaudited)

			Years Ended June 30,

			2006		2005		2004		2003

Net Asset Value:
Beginning of period	$10.02		$9.14		$10.02		$8.05		$7.52

Operations:
Net investment income (loss) (3)	(.04)		(.08)		(.09)		(.11)		(.07)
Net realized and unrealized gains (losses) on investments	.77		.96		(.79)		2.08		.60

Total from operations	.73		.88		(.88)		1.97		.53

Distributions to Shareholders:
From net investment income	—		—		—		—		—
From net realized gains	—		—		—		—		—

Total distributions	—		—		—		—		—

Net Asset Value:
End of period	$10.75		$10.02		$9.14		$10.02		$8.05

Total investment return (1)	7.29%		9.63%		(8.78%	)	24.47%		7.05%

Net assets at end of period (000’s omitted)	$12,550		$13,024		$14,542		$19,054		$15,200

Ratios:
Expenses to average daily net assets	1.35	% (2)	1.35	% (2)	1.35	% (2)	1.35	% (2)	1.35	% (2)
Net investment income (loss) to average net assets	(0.81	%) (2)	(0.73	%) (2)	(0.99	)% (2)	(1.20	%) (2)	(1.05	%) (2)
Portfolio turnover rate (excluding short-term securities)	17.48%		31.35%		37.55%		55.54%		49.67%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)

Percentages for the period ended December 31, 2006 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.50% of average daily net assets. However, during the period ended December 31, 2006 and the years ended June 30, 2006, 2005, 2004, and 2003, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.50% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been (0.96%), (0.88%), (1.14%), (1.35%), and (1.20%), respectively.

(3)	The net investment income (loss) per share is based on average shares outstanding for the period.

See accompanying notes to financial statements on page 54.

Sit Developing Markets Growth Fund

Financial Highlights

	Six months ended December 31, 2006 (Unaudited)

			Years Ended June 30,

			2006	2005	2004	2003

Net Asset Value:
Beginning of period	$17.38		$12.97	$9.89	$8.12	$8.10

Operations:
Net investment income (loss) (2)	.02		.04	.06	.04	.02
Net realized and unrealized gains (losses) on investments	3.67		4.43	3.04	1.78	—

Total from operations	3.69		4.47	3.10	1.82	.02

Distributions to Shareholders:
From net investment income	(.05)		(.06)	(.02)	(.05)	—
From net realized gains	—		—	—	—	—

Total distributions	(.05)		(.06)	(.02)	(.05)	—

Net Asset Value:
End of period	$21.02		$17.38	$12.97	$9.89	$8.12

Total investment return (1)	21.22%		34.47%	31.32%	22.48%	0.25%

Net assets at end of period (000’s omitted)	$15,756		$13,057	$10,575	$8,030	$8,577

Ratios:
Expenses to average daily net assets	2.00	% (3)	2.00%	2.00%	2.00%	2.00%
Net investment income (loss) to average daily net assets	0.22	% (3)	0.24%	0.55%	0.37%	0.31%
Portfolio turnover rate (excluding short-term securities)	11.92%		27.38%	29.54%	33.72%	6.61%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	The net investment income (loss) per share is based on average shares outstanding for the period.

(3)	Percentages for the period ended December 31, 2006 are adjusted to an annual rate.

See accompanying notes to financial statements on page 54.

Expense Example (Unaudited)

          As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for then entire period July 1, 2006 to December 31, 2006.

Actual Expenses

          The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

          The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Balanced Fund	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period* (7/1/06 - 12/31/06)
Actual	$1,000.00	$1,076.20	$5.20
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.06

* Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

Dividend Growth Fund Class I	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period* (7/1/06 - 12/31/06)
Actual	$1,000.00	$1,111.50	$5.29
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.06

* Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

Expense Example (Continued)

Dividend Growth Fund Class S	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period* (7/1/06 - 12/31/06)
Actual	$1,000.00	$1,109.50	$6.61
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.33

* Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

Large Cap Growth Fund	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period* (7/1/06 - 12/31/06)
Actual	$1,000.00	$1,082.00	$5.22
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.06

* Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

Mid Cap Growth Fund	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period* (7/1/06 - 12/31/06)
Actual	$1,000.00	$1,074.60	$5.98
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.82

* Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

International Growth Fund	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period* (7/1/06 - 12/31/06)
Actual	$1,000.00	$1,099.40	$7.89
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.59

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

Small Cap Growth Fund	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period* (7/1/06 - 12/31/06)
Actual	$1,000.00	$1,022.40	$7.60
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.59

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

Science and Technology Growth Fund	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period* (7/1/06 - 12/31/06)
Actual	$1,000.00	$1,072.90	$7.02
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.83

* Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

Developing Markets Growth Fund	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period* (7/1/06 - 12/31/06)
Actual	$1,000.00	$1,212.20	$11.09
Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	$10.10

* Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

Additional Information

PROXY VOTING

          Each Fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting polices and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

           Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available 1) without charge upon request by calling the Funds at 1-800-332-5580; and 2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

          The Funds’ annual and semi-annual reports include complete lists of each portfolio’s holdings. For the first and third quarters of each fiscal year, the Funds file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) on Forms N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on the Funds’ Forms N-Q is also available without charge upon request by calling the Funds at 1-800-332-5580.

REAPPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS

          At their joint meeting held on October 23, 2006 the Boards of Directors of the Sit Mutual Funds unanimously approved the continuation for another one year period the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mid Cap Growth Fund, Inc. dated November 1, 1996; Sit Large Cap Growth Fund, Inc. dated November 1, 1996; Sit Mutual Funds Inc., dated November 1, 1992; (the “Advisory Agreements”); and with respect to the Sit International Growth Fund and the Sit Developing Markets Growth Fund, also unanimously approved the continuation for another one year period the sub-advisory agreements entered into by and between SIA and Sit/Kim International Investment Associates, Inc. (“Sit/Kim”) dated March 31, 1992 and March 31, 1994 (the “Sub-Advisory Agreements, ” and the Advisory Agreements and Sub-Advisory Agreements jointly referred to as the “Agreements”).

          The Boards approved the Agreements after a lengthy discussion and consideration of various factors relating to both the Boards’ selection of SIA as the investment adviser and Sit/Kim as the sub-adviser, and the Boards’ approval of the fees to be paid under the Agreements. Reference to SIA includes Sit/Kim with respect to the Sit International Growth Fund and the Sit Developing Markets Growth Fund.

Investment Adviser Criteria

          The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser, including the following:

Investment Philosophy and Process

          The Directors considered SIA’s philosophy of managing assets. With respect to equity securities, SIA identifies growth-oriented securities issued by companies with the potential for earnings growth at a faster rate than the general economy and market index. SIA believes that earnings growth is the primary determinant of superior long-term returns for equity securities, and invests in companies it believes exhibit above market and consistent growth as well as conservative and cyclical growth companies. SIA’s actively managed portfolios not only concentrate on the best growth opportunities but do so at reasonable valuation levels. The Directors determined that the Stock Funds’ investment objectives are consistent with SIA’s investment philosophy and growth style. The Directors reviewed the Stock Funds’ portfolio characteristics, and noted that SIA has consistently managed the Stock Funds in a growth style and the Directors found no indication of style drift away from growth stocks over market cycles. The Directors noted that recent years during which growth stocks have under-performed relative to value stocks, many funds with a stated growth style objective have actually strayed from the growth style and invested a portion of their portfolios in value stocks. This has been especially true with funds investing in international equity securities. In these instances, the Stock Funds may at times not rank favorably in comparisons with other funds investing in value stocks because the Stock Funds were disciplined in maintaining their growth style.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to equity securities, SIA utilizes a team based top-down and bottom-up investment decision making process.

Investment Professionals

          The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior founding professionals are actively involved in the investment process and have led the organization since its inception in 1981 which has provided not only organizational stability, but a consistent portfolio management style. The senior professionals of SIA are among the most experienced professionals in the industry.

          The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of a $6.9 billion investment firm working for the benefit of the Fund shareholders.

Investment Performance

          The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as equity growth funds.

Corporate Culture

          The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Funds.

Review of Specific Factors
The Directors continued their analysis by reviewing specific information on SIA and the Funds and specific terms of the Agreements, including the following.

Investment Performance

          The Directors reviewed investment performance of each Fund for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses

          The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses, except fees paid under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class S shares of Sit Dividend Growth Fund, interest, brokerage commissions and transaction charges and certain extraordinary expenses. The Directors reviewed fees paid in prior years and the fees to be paid under the Agreements, both before and after the voluntary waiver of fees by SIA with respect to the Mid Cap Growth Fund, International Growth Fund, and Science & Technology Fund. The Directors reviewed the average and median expense ratios of mutual funds within the same investment category for each Fund. The Directors noted that each Fund’s total expense ratio compares favorably to the total expense ratios of other no-load funds within the Fund’s Morningstar category, and are lower than the average total expense ratio for the full Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

          The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. It was noted that three of the fixed-income funds have tiered investment fee schedules after SIA’s voluntary fee waiver. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that given the limited size of the Funds, negotiating a graduated fee structure for each Fund is unnecessary since it is unlikely that the size of the Funds will increase enough to justify a graduated fee schedule within the near future.

           The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to the management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate.

           The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA, and recognized that the Funds’ expenses are borne by SIA. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other SIA clients were appropriate and reasonable. The Directors also concluded that SIA’s profit margin with respect to the management of the Funds was appropriate.

          The Directors discussed the extent to which SIA receives benefits from the relationship with the Funds such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Board concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms and are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services

          The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds, and concluded that both are consistent with industry standards.

A Look at Sit Mutual Funds

          Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $6.9 billion for some of America’s largest corporations, foundations and endowments.

Sit Mutual Funds are comprised of fourteen no-load Funds. The Stock Funds, excluding the Balanced Fund, charge a 2% redemption fee on shares held less than 30 days.

Sit Mutual Funds offer:
•	Free telephone exchange
•	Dollar-cost averaging through an automatic investment plan
•	Electronic transfer for purchases and redemptions
•	Free checkwriting privileges on Bond Funds

Developing Markets Growth Fund

Science and Technology Growth Fund

Large Cap Growth Fund

Small Cap Growth Fund

International Growth Fund

Mid Cap Growth Fund

Florida Tax-Free Income Fund
Minnesota Tax-Free Income Fund
Tax-Free Income Fund
U.S. Government Securities Fund

Dividend Growth Fund

Balanced Fund

Money Market Fund

High Growth:
Long-term capital
appreciation

Income:
Increased
income

Growth: Long-term
Capital appreciation
and income

HIGH GROWTH

Lower Risk
Lower Reward

Stability: Safety
of principal and
current income

Higher Risk
Higher Reward

GROWTH

INCOME

STABILITY

S E M I - A N N U A L  R E P O R T  S T O C K  F U N D S

Six Months Ended December 31, 2006

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center, 80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

DISTRIBUTOR
SIA Securities Corp.
3300 IDS Center, 80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

CUSTODIAN
PFPC Trust Company
P.O. Box 9763
Providence, RI 02940

TRANSFER AGENT AND
DISBURSING AGENT
PFPC Inc.
P.O. Box 9763
Providence, RI 02940

AUDITORS
KPMG LLP
90 South Seventh Street, Suite 4200
Minneapolis, MN 55402

LEGAL COUNSEL
Dorsey & Whitney LLP
50 South Sixth Street, Suite 1500
Minneapolis, MN 55402

INVESTMENT SUB-ADVISER
(Developing Markets Growth Fund and
International Growth Fund)
Sit/Kim International Associates, Inc.
3300 IDS Center, 80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

Item 2:   Code of Ethics.

Not applicable to Semi-Annual Report.

Item 3:   Audit Committee Financial Expert.

Not applicable to Semi-Annual Report.

Item 4:   Principal Accountant Fees and Services.

Not applicable to Semi-Annual Report.

Item 5:   Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:   Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:   Portfolio Managers of Closed-End Management Companies.

Not applicable to open-end investment companies.

Item 9:   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10:   Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:   Controls and Procedures.

(a)   Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)   There were no changes in the Registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:   Exhibits.

(a)   The following exhibits are attached to this Form N-CSR:

(2)   A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)   Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Large Cap Growth Fund, Inc.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date   February 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date   February 28, 2007

By (Signature and Title)	/s/ Eugene C. Sit
Eugene C. Sit Chairman

Date   February 28, 2007

Item 2:   Code of Ethics.

Not applicable to Semi-Annual Report.

Item 3:   Audit Committee Financial Expert.

Not applicable to Semi-Annual Report.

Item 4:   Principal Accountant Fees and Services.

Not applicable to Semi-Annual Report.

Item 5:   Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:   Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:   Portfolio Managers of Closed-End Management Companies.

Not applicable to open-end investment companies.

Item 9:   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10:   Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:   Controls and Procedures.

(a)   Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

b)   There were no changes in the Registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:   Exhibits.

(a)   The following exhibits are attached to this Form N-CSR:

(2)   A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)   Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mid Cap Growth Fund, Inc.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date   February 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date   February 28, 2007

By (Signature and Title)	/s/ Eugene C. Sit
Eugene C. Sit Chairman

Date   February 28, 2007

Item 2:   Code of Ethics.

Not applicable to Semi-Annual Report.

Item 3:   Audit Committee Financial Expert.

Not applicable to Semi-Annual Report.

Item 4:   Principal Accountant Fees and Services.

Not applicable to Semi-Annual Report.

Item 5:   Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:   Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:   Portfolio Managers of Closed-End Management Companies.

Not applicable to open-end investment companies.

Item 9:   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10:   Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:   Controls and Procedures.

(a)   Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)   There were no changes in the Registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:   Exhibits.

(a)   The following exhibits are attached to this Form N-CSR:

(2)   A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)   Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mutual Funds, Inc.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date   February 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date   February 28, 2007

By (Signature and Title)	/s/ Eugene C. Sit
Eugene C. Sit Chairman

Date   February 28, 2007